Securities Act File No. 333-

As filed with the Securities and Exchange Commission on October 19, 2026.

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. [ ]

(Check appropriate box or boxes)

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC.

(Exact Name of Registrant as Specified in its Charter)

(513) 794-6100

(Area Code and Telephone Number)

One Financial Way

Montgomery, Ohio 45242

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Zachary M. Pasker

Secretary, AuguStar Variable Insurance Products Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Chip C. Lunde

Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Class I shares of common stock, par value $1.00 per share, of AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP S&P 500® Index Portfolio and AVIP AB Small Cap Portfolio, each a series of AuguStar Variable Insurance Products Fund, Inc.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Information Statement

Part A - Information Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

AuguStar Variable Insurance Products Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Telephone: (513) 794-6100

November 25, 2026

Dear Contract Owner,

We are contacting you to notify you that the Board of Directors (the “Board”) of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”) approved reorganizations involving one or more portfolios available within your AuguStar variable annuity contract, or variable universal life insurance policy (each, a “Contract”).

Specifically, on August 27, 2026 and October 14, 2026, the Board of the Fund approved the following (each, a “Reorganization” and collectively, the “Reorganizations”) and related agreements and plans of reorganization and termination of acquired portfolios (each a “Plan” and collectively, the “Plans”):

•      Reorganization of AVIP Fidelity Institutional AM® Equity Growth Portfolio (“Acquired Portfolio 1”) into the AVIP BlackRock Advantage Large Cap Growth Portfolio (“Acquiring Portfolio 1”) and the related Agreement and Plan of Reorganization and Termination (“Plan 1”);

•      Reorganization of AVIP AB Relative Value Portfolio (“Acquired Portfolio 2”) into the AVIP S&P 500® Index Portfolio (“Acquiring Portfolio 2”) and the related Agreement and Plan of Reorganization and Termination (“Plan 2”); and

•      Reorganization of AVIP BlackRock Advantage Small Cap Growth Portfolio (“Acquired Portfolio 3”) into the AVIP AB Small Cap Portfolio (“Acquiring Portfolio 3”) and the related Agreement and Plan of Reorganization and Termination (“Plan 3”).

Acquiring Portfolios 1, 2, and 3 are also referred to individually as an “Acquiring Portfolio” and collectively as the “Acquiring Portfolios.” Acquired Portfolios 1, 2, and 3 are also referred to individually as an “Acquired Portfolio” and collectively as the “Acquired Portfolios.”

The three Reorganizations are independent of each other, and you are affected only by the Reorganization(s) involving an Acquired Portfolio in which you have Contract value. None of the Reorganizations requires shareholder approval. We are not asking you for a proxy and you are requested not to send us a proxy.

As more fully explained in the attached Combined Prospectus/Information Statement dated November 16, 2026 (the “Prospectus/Information Statement”), each Plan provides for the transfer of all of the applicable Acquired Portfolio’s assets to the corresponding Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Acquired Portfolio’s  liabilities, and (ii) the Acquiring Portfolio’s issuance of Class I shares to the Acquired Portfolio.

i

Each Acquiring Portfolio will be the accounting and performance survivor of its respective Reorganization, and the combined portfolio resulting from each Reorganization is sometimes referred to as a “Combined Portfolio” and collectively, the “Combined Portfolios.”

Each Reorganization will consolidate a smaller Acquired Portfolio into a larger Acquiring Portfolio, improving overall scale, and each is expected to result in the same or lower total annual portfolio operating expenses for the applicable Acquired Portfolio.

Each Reorganization is intended to qualify as a tax-free transaction for U.S. federal income tax purposes. Immediately following each Reorganization, if you are a shareholder of an Acquired Portfolio you will beneficially own shares of the corresponding Acquiring Portfolio, rather than shares of that Acquired Portfolio. It is expected that the Reorganizations will be completed on or about close of business December 18, 2026.

In addition, effective as of close of business December 18, 2026, FIAM LLC (“Fidelity”) will replace AllianceBernstein, L.P. as subadviser to Acquiring Portfolio 3. The enclosed Prospectus/Information Statement also provides information about Fidelity and the new subadvisory agreement for Acquiring Portfolio 3 between Fidelity and Constellation Investments, Inc. (“CINV”) and the termination of the existing subadvisory agreement between CINV and AllianceBernstein, LP with respect to Acquiring Portfolio 3.

The following pages include important information on the Reorganizations in a question-and-answer format. The pages that follow include the Prospectus/Information Statement with detailed information regarding each Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

For any questions or concerns you may have regarding the Reorganizations, please call 877.781.6392 between the hours of 8:00 am and 5:00 pm Eastern Time, Monday – Friday.

Sincerely,

Thomas G. Mooney

President

AuguStar Variable Insurance Products Fund, Inc.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE REORGANIZATIONS

Please read the attached Combined Prospectus/Information Statement dated November 16, 2026 (the “Prospectus/Information Statement”) for a complete description of the reorganizations. As a quick reference, the following questions and answers provide a brief overview of the reorganizations. Unless the context indicates otherwise, references to “you” and “your” are to owners of variable annuity contracts and variable life insurance policies (the “Contracts”) issued by AuguStar Life Insurance Company (“ALIC”) or National Security Life and Annuity Company (“NSLAC”) who have allocated Contract value to one or more of the Acquired Portfolios described below.

Q1. WHY AM I RECEIVING THIS PROSPECTUS/INFORMATION STATEMENT?

A. You are receiving this document because, as of November 16, 2026, you had Contract value allocated to a sub-account that invests in one or more of the following three portfolios of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”):  AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP AB Relative Value Portfolio and AVIP BlackRock Advantage Small Cap Growth Portfolio (each, an “Acquired Portfolio”). The Board of Directors of the Fund (the “Board”) has approved the reorganization of each Acquired Portfolio into another portfolio of the Fund as shown below (each, an “Acquiring Portfolio” and collectively with each Acquired Portfolio, the “Portfolios,” and each such transaction, a “Reorganization” and collectively, the “Reorganizations”):

	Acquired Portfolio (your current Portfolio)	Acquiring Portfolio (the Portfolio you will own after the Reorganization)
Reorganization 1	AVIP Fidelity Institutional AM® Equity Growth Portfolio (“Acquired Portfolio 1”)	AVIP BlackRock Advantage Large Cap Growth Portfolio (“Acquiring Portfolio 1”)
Reorganization 2	AVIP AB Relative Value Portfolio (“Acquired Portfolio 2”)	AVIP S&P 500® Index Portfolio (“Acquiring Portfolio 2”)
Reorganization 3	AVIP BlackRock Advantage Small Cap Growth Portfolio (“Acquired Portfolio 3”)	AVIP AB Small Cap Portfolio (“Acquiring Portfolio 3”)

You are affected only by the Reorganization involving the Acquired Portfolio in which you have Contract value. If you have value in more than one Acquired Portfolio, more than one Reorganization affects you. Each Reorganization is independent of the others; the completion of one does not depend on the completion of any other.

Q2. WHAT WILL HAPPEN IN EACH REORGANIZATION?

A. Under an Agreement and Plan of Reorganization and Termination for each Reorganization (each, a “Plan”), the Acquired Portfolio will transfer all of its assets to the Acquiring Portfolio, the Acquiring Portfolio will assume all of the Acquired Portfolio’s liabilities, and the Acquiring Portfolio will issue Class I shares to the Acquired Portfolio. Those shares will then be distributed to the Acquired Portfolio’s shareholders (the ALIC and NSLAC separate accounts), and the Acquired Portfolio will be liquidated and terminated. Your Contract value will automatically be reallocated from the Acquired Portfolio sub-account to the Acquiring Portfolio sub-account. The total dollar value of your Contract value allocated to the Acquiring Portfolio immediately after the Reorganization will equal the value you had allocated to the Acquired Portfolio immediately before the Reorganization, although the number of units and the unit value may differ. Each Acquiring Portfolio will be the accounting and performance survivor of its

Reorganization; the portfolio resulting from each Reorganization is sometimes referred to as a “Combined Portfolio.”

Q3. WHY IS EACH REORGANIZATION BEING PURSUED?

A. Constellation Investments, Inc. (the “Adviser” or “CINV”), the investment adviser to each Acquired and Acquiring Portfolios, recommended the Reorganizations, and the Board approved them, principally because each Reorganization combines a smaller Acquired Portfolio into a larger Acquiring Portfolio with the same or a lower total expense ratio, improving overall scale and reducing duplicative offerings within the Fund. Net assets of the Portfolios as of June 30, 2026 were:

	Acquired Portfolio	Acquiring Portfolio	Combined Portfolio (pro forma)
Reorganization 1	$247,215,726	$461,383,142	$708,598,868
Reorganization 2	$129,155,913	$1,196,943,055	$1,326,098,968
Reorganization 3	$136,853,208	$314,649,789	$451,502,997

In July 2026, the AVIP model portfolios, which are managed by the Adviser and invest in portfolios of the Fund, reallocated a substantial portion of their investments among the Fund’s portfolios, reducing amounts allocated to the Acquired Portfolios. As a result, the approximate net assets of the Portfolios as of July 31, 2026 were:

	Acquired Portfolio	Acquiring Portfolio
Reorganization 1	$234 million	$719 million
Reorganization 2	$9.5 million	$727 million
Reorganization 3	$63 million	$249 million

The Board considered these asset levels in approving the Reorganizations. Notably, smaller asset levels can adversely affect a portfolio’s expense ratio. This occurs because some portions of a portfolio’s expenses (for example, audit, tax and other service-provider charges) are fixed and thus do not vary with asset levels. When a portfolio’s net assets decline, those fixed costs are spread over a smaller asset base, which may then increase the portfolio’s expense ratio. The Board noted that in each Reorganization the Combined Fund could achieve certain operating efficiencies from its larger net asset size.

The pro forma expense information in this document is presented as of June 30, 2026, the date of the Fund’s most recent unaudited financial statements.

In addition, the Adviser and the Board considered the following with respect to each Reorganization:

•         Reorganization 1. Both Portfolios invest primarily in growth-oriented U.S. common stocks and have substantively the same investment objective, although they use different investment processes (see Question 7 below). In connection with the Reorganization, the Adviser has agreed to reduce the Acquiring Portfolio’s advisory fee schedule so that the Acquired Portfolio will not pay a higher advisory fee rate at any asset level than it currently pays.

•         Reorganization 2. The Acquired Portfolio had approximately $129 million in net assets as of June 30, 2026 (and approximately $9.5 million as of July 31, 2026, following the reallocation described above) after more than four years of operation, and the Adviser does not believe it will reach a size at which it can be managed efficiently as a separate series. The Acquiring Portfolio is one of the Fund’s largest portfolios and has one of its lowest expense ratios. The Portfolios have different investment objectives and are managed very differently (see Question 7); the Board weighed those differences against the expense reduction and scale that Acquired Portfolio 2 shareholders will receive following the Reorganization.

The Adviser also considered liquidating Acquired Portfolio 2 as an alternative to the Reorganization. Under most of the Contracts, proceeds of a liquidated investment option are allocated automatically to the Contract’s default investment option, which is generally a money market portfolio. The Adviser concluded, and the Board agreed, that liquidation would be less favorable to Contract owners than the Reorganization because the liquidation would move their Contract value from an equity portfolio to a cash-equivalent portfolio. Liquidation would eliminate Contract owners’ equity market exposure unless and until they submitted new allocation instructions, whereas the Reorganization keeps Contract value invested in a large-capitalization U.S. equity portfolio without any further action by Contract owners.

•         Reorganization 3. Both Portfolios have the same investment objective and invest primarily in small-capitalization U.S. stocks. The Board has approved the appointment of FIAM LLC (“FIAM”) as subadviser to the Acquiring Portfolio and related changes to its principal investment strategies (see Question 7 and Question 14). The Board considered that the Adviser recommended the Reorganization based on the larger asset base of the Combined Portfolio, the lower expense ratio for the Acquired Portfolio’s shareholders, and the Adviser’s assessment of FIAM’s strategy. The Board did not consider the Acquiring Portfolio’s performance under its current subadviser, which will be replaced.

A complete description of the factors the Board considered for each Reorganization appears under “Information About the Reorganizations — Board Considerations” beginning on page 52.

Q4. HAS THE BOARD APPROVED THE REORGANIZATIONS, AND IS MY VOTE REQUIRED?

A. The Board has approved each Reorganization, and your vote is not required. The Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, determined that each Reorganization is in the best interests of the applicable Acquired Portfolio and Acquiring Portfolio and that the interests of existing shareholders of each Portfolio will not be diluted. Neither Maryland law nor the Fund’s Articles of Incorporation requires a shareholder vote for any of the Reorganizations, and each Reorganization satisfies the conditions of Rule 17a-8 under the Investment Company Act of 1940, which permits the Reorganization without shareholder approval. We are not asking you for a proxy or voting instructions, and you are requested not to send us a proxy or voting instructions.

The Fund may postpone or abandon any Reorganization if the conditions to closing are not satisfied or if the Board or an authorized officer determines that proceeding is no longer in the best interests of the Portfolios.

Q5. HOW WILL THE REORGANIZATIONS AFFECT FEES AND EXPENSES?

A. Each Combined Portfolio is expected to have a total annual operating expense ratio that is lower than that of the corresponding Acquired Portfolio. The table below shows each Portfolio’s total annual operating expenses (Class I) for the 12-month period ended June 30, 2026 (the date of the Fund’s most

v

recent unaudited financial statements) and the pro forma expenses of each Combined Portfolio as if the Reorganization had been in effect throughout that period. The figures do not include Contract charges, which will not change as a result of the Reorganizations.

	Total Annual Operating Expenses
	Acquired Portfolio	Acquiring Portfolio	Combined Portfolio (pro forma)	Estimated annual reduction for Acquired Portfolio
Reorganization 1	0.74%	0.71%	0.70%	0.04%
Reorganization 2	0.74%	0.38%	0.38%	0.36%
Reorganization 3	0.92%	0.82%	0.81%	0.11%

In addition, for each Reorganization, as of close of business December 18, 2026, the Acquiring Portfolio’s contractual advisory fee schedule will be the same or lower than the Acquired Portfolio’s at every asset level. See “Comparison of Investment Management Fees and Total Fund Operating Expenses” under each Reorganization for complete fee tables and expense examples.

Q6. HOW HAVE THE PORTFOLIOS PERFORMED?

A. Average annual total returns for Class I shares for the periods ended December 31, 2025, after Portfolio expenses but before Contract charges, were as follows. Please note that past performance does not predict future results.

	1 Year	5 Years	10 Years
Reorganization 1
Acquired Portfolio 1 (AVIP Fidelity Institutional AM® Equity Growth)	15.35%	10.69%	15.69%
Acquiring Portfolio 1 (AVIP BlackRock Advantage Large Cap Growth)	21.51%	13.88%	15.52%
Reorganization 2			Since 12/2/2021
Acquired Portfolio 2 (AVIP AB Relative Value)	10.11%	—	8.46%
Acquiring Portfolio 2 (AVIP S&P 500® Index)	17.43%	13.98%	11.96%
Reorganization 3			10 Years
Acquired Portfolio 3 (AVIP BlackRock Advantage Small Cap Growth)	14.14%	3.08%	9.71%
Acquiring Portfolio 3 (AVIP AB Small Cap)	4.89%	1.53%	8.67%

Note that, because FIAM will replace AllianceBernstein L.P. as subadviser to Acquiring Portfolio 3 and will manage it under a different strategy, Acquiring Portfolio 3’s historical performance reflects a subadviser and strategy that will not continue. In each case, the returns shown include periods managed by prior subadvisers under different strategies; see “Performance” under each respective Reorganization.

Q7. WILL MY PORTFOLIO BE MANAGED THE SAME WAY AFTER THE REORGANIZATION?

A. No. In each Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio’s subadviser according to the investment objective and strategies of the Acquiring Portfolio, not of the Acquired Portfolio. The most notable changes are:

•      Reorganization 1. The Acquired Portfolio is managed by FIAM using fundamental, bottom-up stock selection among growth companies of any size. The Acquiring Portfolio is managed by BlackRock Investment Management, LLC (“BlackRock”) using a systematic, model-driven process and invests at least 80% of its net assets in large-capitalization companies. Both are actively managed growth portfolios that may hold foreign securities.

•      Reorganization 2. The Acquired Portfolio is actively managed by AllianceBernstein L.P., which selects individual U.S. stocks it believes are trading at attractive valuations. The Acquiring Portfolio is a passively managed index portfolio, sub-advised by Geode Capital Management, LLC, that seeks to approximate the return and risk of the S&P 500® Index, not to outperform it.

If you have Contract value in the Acquired Portfolio, it will be invested in an index portfolio after the Reorganization rather than an actively managed one, and your exposure will shift from a value-oriented portfolio to one that tracks the broad large-capitalization U.S. market. See “Reorganization 2 — The Change from Active to Index Management.”

•      Reorganization 3. The Acquired Portfolio is managed by BlackRock using a quantitative process focused on small-capitalization growth stocks. The Acquiring Portfolio is currently managed by AllianceBernstein L.P. in two sleeves: approximately half in an actively managed small-cap growth strategy and half in a passive strategy that tracks the S&P SmallCap 600® Index.

Effective close of business December 18, 2026, FIAM will become subadviser to the Acquiring Portfolio and will manage the Portfolio under its Enhanced Small Cap Core strategy, a factor-based, actively managed strategy benchmarked to the Russell 2000® Index. FIAM’s appointment will take effect whether or not the Reorganization is completed. The Combined Portfolio will be managed differently than the way the Acquiring Portfolio is managed today. See “Reorganization 3” and “Information Regarding the Appointment of FIAM LLC.”

Q8. WHAT WILL HAPPEN TO EACH ACQUIRED PORTFOLIO’S CURRENT INVESTMENTS?

A. It is anticipated that, after the Reorganizations are completed, a portion of each Acquired Portfolio’s current holdings will be repositioned. Current estimates of the portions of each Acquired Portfolio’s holdings that will be retained and repositioned are as follows:

	Acquired Portfolio holdings expected to be retained	Acquired Portfolio holdings expected to be repositioned
Reorganization 1	62%	38%
Reorganization 2	84%	16%
Reorganization 3	34%	66%

The direct costs of repositioning the Portfolios are expected to consist of custodial transaction charges of approximately $1,265 (Reorganization 1), $2,092 (Reorganization 2) and $5,008 (Reorganization 3), plus brokerage commissions estimated, based on the Portfolios’ actual 2025 commission rates, at approximately $14,100, $2,800 and $135,000, respectively. Brokerage commissions, spreads and market impact are borne by the applicable Portfolio within the price of portfolio transactions; see Question 9.

Q9. WHO PAYS THE COSTS OF THE REORGANIZATIONS?

A. The Adviser will pay the costs of the Reorganizations including legal and accounting fees and the costs of preparing, printing and mailing this document, whether or not the Reorganizations are completed. Those costs are estimated at approximately $50,000 in the aggregate. The Adviser will not pay portfolio transaction costs, such as brokerage commissions, incurred in repositioning holdings as described in Question 8. Those costs will be borne by the Portfolios.

Q10. WILL THE REORGANIZATIONS BE TAXABLE TO ME?

A. No. Because you hold your interest through a Contract that qualifies for tax-deferred treatment under the Internal Revenue Code, you are not expected to recognize any gain or loss, or receive any taxable distribution, as a result of a Reorganization. In addition, each Reorganization is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, so that neither the Portfolios nor the separate accounts that hold their shares recognize gain or loss on the transaction itself. Any gains realized on sales of holdings before a Reorganization will be distributed to the separate accounts and reinvested; they will not be taxable to you. See “Certain Federal Income Tax Considerations.”

Q11. WHAT DO I NEED TO DO?

A. Nothing. Each Reorganization will take place automatically. Your Contract value in an Acquired Portfolio sub-account will be reallocated to the Acquiring Portfolio sub-account on or about close of business December 18, 2026, and any future allocation instructions (for example, for premium payments, dollar-cost averaging or rebalancing programs) that name an Acquired Portfolio will be updated automatically to name the Acquiring Portfolio. No sales charges, redemption fees or other transaction fees will be imposed as a result of a Reorganization.

Q12. CAN I TRANSFER OUT OF AN ACQUIRED PORTFOLIO WITHOUT CHARGE AND WITHOUT USING ONE OF MY ALLOTTED TRANSFERS?

A. Yes. ALIC and NSLAC will permit one transfer of Contract value out of an Acquired Portfolio sub-account without charge and without counting toward any transfer limit under your Contract during the period from 60 days before to 60 days after the closing date of the applicable Reorganization (that is, from October 19, 2026 through February 16, 2027). Transfer requests received in good order before the close of regular trading on the New York Stock Exchange on December 18, 2026 will be processed before the Reorganization.

Q13. WHEN WILL THE REORGANIZATIONS TAKE PLACE?

A. Each Reorganization is expected to close on or about close of business December 18, 2026. The Fund may postpone or abandon any Reorganization if the conditions to closing are not satisfied or if the Board or an authorized officer determines that proceeding is no longer in the best interests of the Portfolios.

Q14. WILL I RECEIVE SEPARATE INFORMATION ABOUT THE NEW SUBADVISER FOR THE AVIP AB SMALL CAP PORTFOLIO?

A. No separate mailing is planned. The Fund operates under an order of the Securities and Exchange Commission that permits the Adviser, with Board approval, to hire and replace unaffiliated subadvisers without a shareholder vote, provided that shareholders receive information about the new subadviser within 90 days of the change. The section of this document titled “Information Regarding the Appointment of FIAM LLC” provides that information, including the factors the Board considered in approving the subadvisory agreement with FIAM, a description of the agreement, and information about FIAM and the portfolio managers who will manage the Portfolio.

The information in this Prospectus/Information Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Information Statement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Information Statement

for

AVIP Fidelity Institutional AM® Equity Growth Portfolio,

AVIP AB Relative Value Portfolio, and

AVIP BlackRock Advantage Small Cap Growth Portfolio

(each, an “Acquired Portfolio”)

and

Prospectus

for

AVIP BlackRock Advantage Large Cap Growth Portfolio,

AVIP S&P 500® Index Portfolio, and

AVIP AB Small Cap Portfolio

(each, an “Acquiring Portfolio” and collectively with the Acquired Portfolios, the “Portfolios”)

Dated November 16, 2026

AuguStar Variable Insurance Products Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Telephone: (513) 794-6100

Reorganization of:

AVIP Fidelity Institutional AM® Equity Growth Portfolio into AVIP BlackRock Advantage Large Cap Growth Portfolio

AVIP AB Relative Value Portfolio into AVIP S&P 500® Index Portfolio

AVIP BlackRock Advantage Small Cap Growth Portfolio into AVIP AB Small Cap Portfolio

(each, a “Reorganization”)

This Combined Prospectus/Information Statement (the “Prospectus/Information Statement”) is furnished in connection with three separate Reorganizations among portfolios of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”), and the related Agreements and Plans of Reorganization and Termination (each, a “Plan”). The Fund is an open-end management investment company organized as a Maryland corporation.

None of the Reorganizations requires shareholder approval.

This Prospectus/Information Statement is being sent to Contract owners on or about November 25, 2026. The Board of Directors of the Fund (the “Board”), on behalf of each Portfolio, has approved the Reorganizations and has determined that the Reorganizations are in the best interests of the Portfolios and their respective shareholders. The Reorganizations are expected to take effect on or about close of business December 18, 2026, or as soon as possible thereafter.

This Prospectus/Information Statement sets forth concisely the information you should know about the Reorganizations of the Acquired Portfolios and constitutes an offering of the shares of the Acquiring Portfolios issued in the Reorganizations. Please read it carefully and retain it for future reference.

Overview of the Reorganizations

The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement. Shareholders should read the entire document carefully.

As described in more detail below, each Plan, forms of which are attached as Exhibits A, B and C to the Prospectus and Information Statement, provides for the transfer of all of an Acquired Portfolio’s assets to the corresponding Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Acquired Portfolio’s liabilities, and (ii) issuance to the Acquired Portfolio of Class I shares of the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by each Acquired Portfolio will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio shares outstanding immediately prior to the applicable Reorganization. As a result, each Acquired Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the applicable Acquiring Portfolio having an aggregate value equal to their Acquired Portfolio shares.

Constellation Investments, Inc. (the “Adviser” or “CINV”) serves as the investment adviser to each Acquired Portfolio and Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of each Reorganization, and the combined portfolio resulting from each Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Each Acquired Portfolio and Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Adviser has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. Each Acquired Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

	Acquired Portfolio	Acquiring Portfolio	Combined Portfolio Subadviser
Reorganization 1	AVIP Fidelity Institutional AM® Equity Growth Portfolio (“Acquired Portfolio 1”)	AVIP BlackRock Advantage Large Cap Growth Portfolio (“Acquiring Portfolio 1”)	BlackRock Investment Management, LLC
Reorganization 2	AVIP AB Relative Value Portfolio (“Acquired Portfolio 2”)	AVIP S&P 500® Index Portfolio (“Acquiring Portfolio 2”)	Geode Capital Management, LLC
Reorganization 3	AVIP BlackRock Advantage Small Cap Growth Portfolio (“Acquired Portfolio 3”)	AVIP AB Small Cap Portfolio (“Acquiring Portfolio 3”)	FIAM LLC (effective close of business December 18, 2026; see “Information Regarding the Appointment of FIAM LLC”)*

* The portfolio resulting from Reorganization 3 will be the AVIP Fidelity Institutional AM® Small Cap Core Portfolio.

Features common to all three Reorganizations. Although the Portfolios differ, the Reorganizations share the following features:

•         Same investment adviser and service providers. CINV is the investment adviser to the Acquired Portfolios and Acquiring Portfolios and will continue to serve as investment adviser to each Combined Portfolio. Each Portfolio uses the same custodian, accounting agent, independent registered public accounting firm and other service providers. Each Acquired Portfolio is managed by a different subadviser than its respective Acquiring Portfolio, and each Combined Portfolio will be managed by the subadviser shown in the table above.

•         Class I shares for Class I shares, at net asset value. Shareholders of each Acquired Portfolio will receive Class I shares of the corresponding Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of their Acquired Portfolio shares immediately prior to the Reorganization. Contract owners will not incur any sales charge, redemption fee or other transaction charge as a result of a Reorganization, and Contract charges will not change.

•         No shareholder vote. No Reorganization requires the approval of shareholders or Contract owners under Maryland law, the Fund’s Articles of Incorporation, or the Investment Company Act of 1940 (the “1940 Act”). See “Information About the Reorganizations — No Shareholder Vote Is Required.”

•         Board approval. The Board, none of whose members is an “interested person” of the Fund, approved each Reorganization on August 27, 2026 and approved the Plans on October 14, 2026, having determined that each Reorganization is in the best interests of the participating Portfolios and that the interests of their existing shareholders will not be diluted. See “Information About the Reorganizations — Board Considerations.”

•         Expected expense reduction. Based on expenses for the year ended June 30, 2026, each Combined Portfolio is expected to have a total annual operating expense ratio lower than that of the corresponding Acquired Portfolio. See “Comparison of Investment Management Fees and Total Fund Operating Expenses” under each Reorganization.

•         Costs. The Adviser will bear the costs of the Reorganizations, other than portfolio transaction costs incurred by each Acquired Fund in connection with repositioning its holdings. See “Information About the Reorganizations — Expenses of the Reorganizations and Portfolio Repositioning.”

•         Tax-free reorganizations. Each Reorganization is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and is not expected to be a taxable event for

Contract owners. See “Information About the Reorganizations — Certain Federal Income Tax Considerations.”

•         Closing date. Each Reorganization is expected to close on or about close of business December 18, 2026 (the “Closing Date”).

Reorganizations are independent of each other

The consummation of each Reorganization is not conditioned on the consummation of either of the other Reorganizations. If any Reorganization is delayed, postponed or abandoned, the other Reorganizations may nevertheless proceed on the Closing Date. A Contract owner is affected only by the Reorganization involving an Acquired Portfolio to which the Contract owner has allocated Contract value.

Reorganization 3 and the appointment of FIAM LLC

Separately from Reorganization 3, the Board has approved the appointment of FIAM LLC as subadviser to Acquiring Portfolio 3 and related changes to that Portfolio’s principal investment strategies, effective close of business December 18, 2026. The appointment does not require shareholder approval and will take effect whether or not Reorganization 3 is completed. See “Reorganization 3” and “Information Regarding the Appointment of FIAM LLC.”

Investment Objectives of the Portfolios

	Acquired Portfolio	Acquiring Portfolio
Reorganization 1	Capital appreciation	Long-term growth of capital
Reorganization 2	Long-term growth of capital	Total return approximating that of the Standard & Poor’s 500® Index at a risk level consistent with that of the Index
Reorganization 3	Long-term growth of capital	Long-term growth of capital

Insurance-Dedicated Structure

Each Portfolio serves as an underlying investment for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by AuguStar® Life Insurance Company (“ALIC”) and National Security Life and Annuity Company (“NSLAC”). Each such insurance company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Contract owners who have allocated their account values to sub-accounts are therefore indirectly invested in the applicable Portfolio through the Contracts.

Additional information about each Acquiring Portfolio has been filed with the Securities and Exchange Commission, including the Fund’s Prospectus dated May 1, 2026 and the Statement of Additional Information dated May 1, 2026, each of which is incorporated herein by reference. The Fund’s Investment Company Act file number is 811-3015 and its Securities Act file number is 2-67464.

A Statement of Additional Information dated November 16, 2026 (the “Reorganization SAI”), relating to this Prospectus/Information Statement and the Reorganizations, has been filed with the Securities and Exchange Commission and is incorporated by reference into (legally considered to be part of) this Prospectus/Information Statement. A copy of the Reorganization SAI is available upon request and without charge by contacting the Fund toll free at 877.781.6392.

As used herein, “shareholder,” “you,” and “your” may refer to Contract owners and to the separate accounts of ALIC and NSLAC.

In addition, each of the following documents has been filed with the SEC and is incorporated herein by reference:

•      Prospectuses relating to the Acquired Portfolios and the Acquiring Portfolios, dated May 1, 2026, filed April 29, 2026 on Form N-1A, Post-Effective Amendment No. 116 (File Nos. 811-3015; 2-67464);

•      Statements of Additional Information relating to the Acquired Portfolios and the Acquiring Portfolios, each dated May 1, 2026, filed April 29, 2026 on Form N-1A, Post-Effective Amendment No. 116 (File Nos. 811-3015; 2-67464);

•      Annual Financial Statements and Additional Information of the Fund relating to the Acquired Portfolios and the Acquiring Portfolios for the fiscal year ended December 31, 2025, filed March 6, 2026 on Form N-CSR (File No. 811-3015); and

•      Semi-Annual Financial Statements and Additional Information of the Fund relating to the Acquired Portfolios and the Acquiring Portfolios for the fiscal period ended June 30, 2026, filed September 4, 2026 on Form N-CSRS (File No. 811-3015).

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports and other information, including proxy materials, with the SEC. The accompanying Reorganization SAI, as well as the Fund’s Prospectuses, Statements of Additional Information, and Annual and Semi-Annual Financial Statements, are available upon request and without charge by writing to the Fund at One Financial Way, Montgomery, Ohio 45242 or by calling toll-free at 877-781-6392. They are also available, free of charge, at the Fund’s website at www.augustarfund.com.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT November 25, 2026.

THE REORGANIZATIONS DO NOT REQUIRE YOUR APPROVAL. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS

COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Page
REORGANIZATION 1: AVIP FIDELITY INSTITUTIONAL AM® EQUITY GROWTH PORTFOLIO INTO AVIP BLACKROCK ADVANTAGE LARGE CAP GROWTH PORTFOLIO	12
Summary	12
Reasons for the Reorganization and Board Determination	12
Comparison of Investment Objectives and Principal Investment Strategies	12
Principal Risks of the Portfolios	14
Comparison of Investment Management Fees and Total Fund Operating Expenses	18
Expense Example	19
Portfolio Turnover	20
Performance of the Portfolios	20
Capitalizations Before and After the Reorganization	23
REORGANIZATION 2: AVIP AB RELATIVE VALUE PORTFOLIO INTO AVIP S&P 500® INDEX PORTFOLIO	23
Summary	23
The Change from Active to Index Management	24
Reasons for the Reorganization and Board Determination	24
Comparison of Investment Objectives and Principal Investment Strategies	24
Principal Risks of the Portfolios	26
Comparison of Investment Management Fees and Total Fund Operating Expenses	30
Expense Example	31
Portfolio Turnover	31
Performance of the Portfolios	31
Capitalizations Before and After the Reorganization	34
REORGANIZATION 3: AVIP BLACKROCK ADVANTAGE SMALL CAP GROWTH PORTFOLIO INTO AVIP AB SMALL CAP PORTFOLIO	34
Summary	34
Reasons for the Reorganization and Board Determination	35
Comparison of Investment Objectives and Principal Investment Strategies	35
Principal Risks of the Portfolios	37
Comparison of Investment Management Fees and Total Fund Operating Expenses	45
Expense Example	46
Portfolio Turnover	47
Performance of the Portfolios	47
Capitalizations Before and After the Reorganization	50
MANAGEMENT OF THE PORTFOLIOS	51
Contractual Investment Advisory Fee Rates	51
Subadvisers	52
INFORMATION ABOUT THE REORGANIZATIONS	55
Terms of the Reorganizations	55
Closing of the Reorganizations	56
Board Considerations	56
Reorganization 1 – Board Considerations	57
Reorganization 2 – Board Considerations	57
Reorganization 3 – Board Considerations	58
No Shareholder Vote Is Required	59
Description of the Securities to be Issued	59
Characteristics of Acquiring Portfolio Shares	60
Continuation of Shareholder Accounts; Share Certificates	60
Information on Shareholders’ Rights	60
Certain Federal Income Tax Considerations	60
Expenses of the Reorganizations and Portfolio Repositioning	61
Interests of the Adviser and Its Affiliates in the Reorganizations	61
INFORMATION REGARDING THE APPOINTMENT OF FIAM LLC (AS SUBADVISER TO THE AVIP AB SMALL CAP PORTFOLIO)	62
Background	61
Board Considerations	61
Description of the Subadvisory Agreement	61
Information About the Subadviser	63
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	63
Purchase and Redemption of Portfolio Shares	63
Frequent Purchases and Redemption of Portfolio Shares	63
Dividends, Distributions and Taxes	64
Other Service Providers	64
Payments to Insurance Companies and Other Financial Intermediaries	64
Financial Highlights	64
GENERAL INFORMATION	65
Financial Statements and Experts	65
Legal Matters	65
Shareholder Proposals	65
Shareholder Information	65
EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (PLAN 1)
EXHIBIT B: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (PLAN 2)
EXHIBIT C: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (PLAN 3)
EXHIBIT D: FINANCIAL HIGHLIGHTS

REORGANIZATION 1

AVIP Fidelity Institutional AM® Equity Growth Portfolio into AVIP BlackRock Advantage Large Cap Growth Portfolio

The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement. Shareholders should read the entire Prospectus/Information Statement carefully.

Summary

The AVIP Fidelity Institutional AM® Equity Growth Portfolio (“Acquired Portfolio 1”) will be reorganized into the AVIP BlackRock Advantage Large Cap Growth Portfolio (“Acquiring Portfolio 1” and together with Acquired Portfolio 1, the “Portfolios”). Acquiring Portfolio 1 will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganization is referred to as “Combined Portfolio 1.” Both Portfolios are classified in the US Equity Large Cap Growth category.

The Portfolios share the same growth orientation and substantively the same objective, but pursue them through different investment processes.

Reorganization 1 is expected to close on or about close of business December 18, 2026. Reorganization 1 is independent of Reorganization 2 and Reorganization 3; the completion of one does not depend on the completion of any other.

Reasons for the Reorganization and Board Determination

The Board, including all of the Independent Directors, determined that Reorganization 1 is in the best interests of Acquired Portfolio 1 and Acquiring Portfolio 1 and that the interests of their shareholders will not be diluted. For further description of the Board’s considerations in approving the Reorganization, see  “Information About the Reorganizations — Board Considerations,” beginning at page 52.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of Acquired Portfolio 1 is capital appreciation. The stated investment objective of Acquiring Portfolio 1 is long-term growth of capital. Although worded differently, these objectives are substantively the same.

Both Portfolios invest primarily in common stocks of growth companies and both may invest in securities of foreign issuers. Acquired Portfolio 1 invests in growth companies of any market capitalization and selects securities using fundamental, bottom-up analysis. Acquiring Portfolio 1 invests at least 80% of its net assets in stocks of large capitalization companies and is managed under BlackRock Investment Management, LLC’s (“BlackRock”) systematic process using proprietary quantitative return-forecast models rather than discretionary fundamental selection, with no stated minimum holding period and the expectation of active and frequent trading. Acquiring Portfolio 1 may also use derivatives and may have substantial positions in a particular sector of the economy.

Upon consummation of the Reorganization, Combined Portfolio 1 will be managed by Acquiring Portfolio 1’s subadviser (BlackRock) according to the investment objective and principal investment strategies of Acquiring Portfolio 1.

	Acquired Portfolio 1	Acquiring Portfolio 1	Combined Portfolio 1
Investment Objective	Capital appreciation	Long-term growth of capital	Same as Acquiring Portfolio 1.

	Acquired Portfolio 1	Acquiring Portfolio 1	Combined Portfolio 1
Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to invest in common stocks of companies of any market capitalization that have above-average growth potential, measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers. The Portfolio is managed by FIAM LLC under a subadvisory agreement with the Adviser. In buying and selling securities for the Portfolio, FIAM relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic

The Portfolio invests primarily in common stocks of large capitalization U.S. growth companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of large capitalization companies (that is, those with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous 12 months). From time to time the Portfolio may also have substantial positions in securities of foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy. The Portfolio is actively managed by BlackRock under a subadvisory agreement with the Adviser. BlackRock seeks to pursue the Portfolio’s investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and

Same as Acquiring Portfolio 1.

Acquired Portfolio 1	Acquiring Portfolio 1	Combined Portfolio 1
and market conditions. If FIAM’s strategies do not work as intended, the Portfolio may not achieve its objective.

rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. The Portfolio may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets, and may also use derivatives to hedge against interest rate risks or to seek to enhance its return. The derivatives that the Portfolio intends to use are futures contracts, which may include financial and currency futures, and options on such futures.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. Both Portfolios are subject to market risk, growth strategy risk, large capitalization company risk, issuer risk and foreign investments risk. In addition, Acquired Portfolio 1, but not Acquiring Portfolio 1, is subject to small and medium capitalization company risk. Acquiring Portfolio 1, but not Acquired Portfolio 1, is subject to model risk, derivatives risk, sector risk, emerging markets risk, high portfolio turnover risk and risk of investing in the United States. Combined Portfolio 1 will be subject to the same risks as Acquiring Portfolio 1 once the Reorganization is complete.

All investments have risks to some degree, and it is possible that you could lose money by investing in either of the Portfolios.  There is no assurance that a Portfolio will meet its investment objective. The value of your investment in a Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in a Portfolio.

Principal Risks	Acquired Portfolio 1	Acquiring Portfolio 1

Market Risk: A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

	Yes	Yes

Growth Strategy Risk: Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

	Yes	Yes

Large Capitalization Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

	Yes	Yes

Issuer Risk: The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

	Yes	Yes

Principal Risks	Acquired Portfolio 1	Acquiring Portfolio 1

Foreign Investments Risk: Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.

	Yes	Yes

Small and Medium Capitalization Company Risk: Small and medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid than those of larger, better established companies. Small and medium capitalization companies are also sometimes more subject to failure.

	Yes	No

Model Risk: The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.

	No	Yes

Principal Risks	Acquired Portfolio 1	Acquiring Portfolio 1

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

	No	Yes

Sector Risk: A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

	No	Yes

Principal Risks	Acquired Portfolio 1	Acquiring Portfolio 1

Emerging Markets Risk: Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

	No	Yes

High Portfolio Turnover Risk: Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

	No	Yes

Principal Risks	Acquired Portfolio 1	Acquiring Portfolio 1

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors.

	No	Yes

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for Acquiring Portfolio 1 is being amended prior to the Reorganization, from 0.66% of the first $500 million and 0.64% over $500 million to 0.66% of the first $100 million, 0.65% of $100–$500 million and 0.64% over $500 million. The effect is that the Acquiring Portfolio’s contractual advisory fee schedule will be the same or lower at any asset level than under Acquired Portfolio 1’s own schedule of 0.68% of the first $100 million and 0.65% over $100 million.

The fee table describes the fees and expenses that owners of the Contracts may pay if they invest in Acquired Portfolio 1 or Acquiring Portfolio 1, as well as the projected fees and expenses of Combined Portfolio 1 after the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolios as underlying investment options. If such charges were included, the following fees and expenses would be higher.

The Annual Fund Operating Expenses table and Expense Example table shown below are based on expenses incurred during each Portfolio’s 12-month period ended June 30, 2026. Acquired Portfolio 1 and Acquiring Portfolio 1 columns show expenses based on the average daily net assets of the applicable Portfolio for 12-month period ended June 30, 2026. The pro forma column shows expenses of Combined Portfolio 1 based on the combined assets of Acquired Portfolio 1 and Acquiring Portfolio 1 on June 30, 2026, as if the Reorganization had occurred on that date, and assumes that the amended advisory fees for Acquiring Portfolio 1 had been in effect for Combined Portfolio 1 on June 30, 2026. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. Pro forma figures are estimated as if the Reorganization had been completed as of June 30, 2026 and do not include the estimated costs of the Reorganization, which will be borne by the Adviser and not the Portfolios, or that Acquired Portfolio 1 will incur costs in connection with portfolio repositioning.

In July 2026, the AVIP model portfolios, which are managed by the Adviser and invest in other portfolios of the Fund, reallocated a substantial portion of their investments among the Fund’s portfolios, including the Portfolios. As a result, the net assets of Acquired Portfolio 1 and Acquiring Portfolio 1 were approximately $234 million and $719 million, respectively, as of July 31, 2026, compared with $247 million and $461 million as of June 30, 2026.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Portfolio Operating Expenses: Class I (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Portfolio 1	Acquiring Portfolio 1	Combined Portfolio 1 (Pro Forma)
Management Fees	0.66%	0.66%	0.65%(1)
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.08%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.74%	0.71%	0.70%

(1) Restated to reflect the amended contractual advisory fee schedule for Acquiring Portfolio 1 effective October 14, 2026.

Expense Example

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated, that your investment has a 5% return each year, and that each Portfolio’s total operating expenses remain the same. These examples do not reflect any charges or expenses for the Contracts; the expenses shown would be higher if these charges were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Acquired Portfolio 1 (Class I)	$76	$237	$413	$920
Acquiring Portfolio 1 (Class I)	$73	$228	$397	$887
Combined Portfolio 1 (Pro Forma, Class I)	$72	$225	$391	$872

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the examples, affect the Portfolio’s performance. For the most recent fiscal year ended December 31, 2025, Acquired Portfolio 1’s turnover rate was 52% of the average value of its portfolio, and Acquiring Portfolio 1’s turnover rate was 65% of the average value of its portfolio.

Performance of the Portfolios

The accompanying bar charts and tables provide some indication of the risks of investing in the Portfolios. They show changes in each Portfolio’s performance for each of the last ten calendar years (or, if shorter, since inception) and each Portfolio’s average annual returns for the periods shown compared to those of a broad-based securities market index. Each Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Performance of Acquired Portfolio 1

The annual returns and average annual returns shown below are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower. Consult your Contract prospectus for information about Contract charges.

FIAM began subadvising Acquired Portfolio 1 under its current strategy effective July 28, 2023. Prior to that, Acquired Portfolio 1 was subadvised by Janus Capital Management, LLC (now known as Janus Henderson Investors U.S. LLC). Performance returns shown below for periods prior to July 28, 2023, are not indicative of returns of the current strategy or subadviser.

Acquired Portfolio 1: Year-by-Year Total Returns (Class I Shares)

Best quarter: 26.82% (quarter ended June 30, 2020). Worst quarter: -25.39% (quarter ended June 30, 2022).

The year-to-date return as of September 30, 2026 was 9.34%. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Acquired Portfolio 1: Average Annual Total Returns (as of December 31, 2025)

	1 Year	5 Years	10 Years
Acquired Portfolio 1 (Class I Shares)	15.35%	10.69%	15.69%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

The S&P 500® Index is Acquired Portfolio 1’s primary benchmark.

Performance of Acquiring Portfolio 1

The annual returns and average annual returns shown below are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower. Consult your Contract prospectus for information about Contract charges.

BlackRock began subadvising Acquiring Portfolio 1 under its current strategy on February 1, 2019. From May 2007 through January 31, 2019, Acquiring Portfolio 1 was subadvised by Suffolk Capital

Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or subadviser.

Acquiring Portfolio 1: Year-by-Year Total Returns (Class I Shares)

Best quarter: 26.61% (quarter ended June 30, 2020). Worst quarter: -21.83% (quarter ended December 31, 2018).

The year-to-date return as of September 30, 2026 was 11.28%. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Acquiring Portfolio 1: Average Annual Total Returns (as of December 31, 2025)

	1 Year	5 Years	10 Years
Acquiring Portfolio 1 (Class I Shares)	21.51%	13.88%	15.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

The S&P 500® Index is Acquiring Portfolio 1’s primary benchmark.

Acquiring Portfolio 1 has outperformed Acquired Portfolio 1 over the one-, and five-year periods ended December 31, 2025 (21.51% against 15.35%; and 13.88% against 10.69%). However, Acquiring Portfolio 1 has underperformed Acquired Portfolio 1 over the 10-year period ended December 31, 2025(15.69% against 15.52%).

Capitalizations Before and After the Reorganization

The following table sets forth, as of September 30, 2026, the capitalization of Acquired Portfolio 1, Acquiring Portfolio 1 and Combined Portfolio 1 as adjusted to give effect to the Reorganization. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity. No assurance can be given as to how many shares of Acquiring Portfolio 1 will be received by shareholders of Acquired Portfolio 1 on the Closing Date, and the information below should not be relied upon to reflect the number of shares of Combined Portfolio 1 that actually will be received.

	Acquired Portfolio 1 (unaudited)	Acquiring Portfolio 1 (unaudited)	Adjustments	Combined Portfolio 1 (Pro Forma) (unaudited)
Net assets	$238,380,576	$723,349,771	—	$961,730,347
Total shares outstanding	13,581,165	80,853,111	13,064,052	107,498,327
Net asset value per share	17.5523	8.9465	—	8.9465

The Adjustments column reflects shares to be issued to Acquired Portfolio 1 shareholders (Acquired Portfolio 1 net assets divided by Acquiring Portfolio 1 net asset value per share) less Acquired Portfolio 1 shares outstanding. No adjustment to net assets is required because the Adviser bears the costs of the Reorganization. Acquiring Portfolio 1 also has 15.013 Class II shares outstanding (seed capital), which are de minimis and are not separately shown.  Additional shares issued to Acquired Portfolio shareholders: 26,645,216.

REORGANIZATION 2

AVIP AB Relative Value Portfolio into AVIP S&P 500® Index Portfolio

The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement. Shareholders should read the entire Prospectus/Information Statement carefully.

Summary

The AVIP AB Relative Value Portfolio (“Acquired Portfolio 2”) will be reorganized into the AVIP S&P 500® Index Portfolio (“Acquiring Portfolio 2”). Acquiring Portfolio 2 will be the accounting and performance survivor, and the combined portfolio is referred to as “Combined Portfolio 2.” Acquired Portfolio 2 is classified in the US Equity Large Cap Value category; Acquiring Portfolio 2 is classified in the US Equity Large Cap Blend category.

Reorganization 2 is expected to close on or about close of business December 18, 2026. Reorganization 2 is independent of Reorganization 1 and Reorganization 3; the completion of one does not depend on the completion of any other.

The Change from Active to Index Management

The Reorganization will move shareholders of Acquired Portfolio 2 from an actively managed portfolio to an index portfolio. Acquired Portfolio 2’s subadviser selects stocks it believes are undervalued, with the goal of outperforming the market. Acquiring Portfolio 2 does not actively select stocks; it holds the securities in the S&P 500® Index (the “Index”) in approximately Index proportions, with the goal of approximating the Index’s return before expenses. Acquiring Portfolio 2 will not attempt to outperform the Index, will not take defensive positions in market declines, and will not overweight or underweight securities based on valuation. The Portfolios’ investment objectives differ accordingly.

Shareholders will also move from a value style to a blend style. Acquiring Portfolio 2’s market-capitalization weighting currently results in significant exposure to largely growth-oriented companies in the Index, and the Portfolio may operate as non-diversified solely as a result of changes in Index weightings. Related risks are described under “Principal Risks of the Portfolios.”

Reasons for the Reorganization and Board Determination

The Fund believes that it is no longer feasible to manage Acquired Portfolio 2 as a separate series of the Fund. Following the Reorganization, Combined Portfolio 2 will have a larger asset base which could create the opportunity to benefit from long-term economies of scale and potentially lower gross annual operating expenses as certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, are spread across a larger asset base. As a result, the Fund believes Acquired Portfolio 2 shareholders would benefit from becoming shareholders of Acquiring Portfolio 2.

The Board, including all of the Independent Directors, determined that Reorganization 2 is in the best interests of Acquired Portfolio 2 and Acquiring Portfolio 2 and that the interests of the existing shareholders of each will not be diluted. For further description of the Board’s considerations in recommending the Reorganization, see “Information About the Reorganizations — Board Considerations,” beginning at page 52.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objectives of the two Portfolios are substantively different.

The investment objective of Acquired Portfolio 2 is long-term growth of capital. Its subadviser, AllianceBernstein L.P. (“AllianceBernstein”), invests primarily in the equity securities of U.S. companies that it believes are trading at attractive valuations and that have strong or improving business models, relying heavily on fundamental analysis and the research of a dedicated investment team. This is a fundamental, actively managed value strategy.

The investment objective of Acquiring Portfolio 2 is total return approximating that of the Standard & Poor’s 500® Index (the “Index”) at a risk level consistent with that of the Index. Under normal circumstances, the Portfolio invests more than 80% of its net assets in the common stocks and other securities of companies included in the Index and attempts to allocate its investments among stocks in approximately the same weightings as the Index. It is not managed in the traditional sense of using market and economic analyses to select stocks. Acquiring Portfolio 2 is classified as diversified and may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents in the Index, consistent with SEC staff guidance for index funds. This means it may hold a larger percentage of its assets in a smaller number of issuers than Acquired Portfolio 2.

Upon consummation of the Reorganization, Combined Portfolio 2 will be managed by Acquiring Portfolio 2’s subadviser, Geode Capital Management, LLC (“Geode”), according to the investment objective and principal investment strategies of Acquiring Portfolio 2.

	Acquired Portfolio 2	Acquiring Portfolio 2	Combined Portfolio 2
Investment Objective	Long-term growth of capital.	Total return approximating that of the Standard & Poor’s 500® Index at a risk level consistent with that of the Index.	Same as Acquiring Portfolio 2

	Acquired Portfolio 2	Acquiring Portfolio 2	Combined Portfolio 2
Principal Investment Strategies

The Portfolio invests primarily in the equity securities of U.S. companies that the Portfolio’s subadviser, AllianceBernstein, believes are trading at attractive valuations and that have strong or improving business models. AllianceBernstein monitors the fundamental performance of the Portfolio’s investments for signs of future financial success and relies heavily upon the fundamental analysis and research of its dedicated investment team in conducting research and making investment decisions. The team initially screens a primary research universe of largely U.S. companies included in the Russell 1000® Index and the S&P 500® Index, as well as other companies outside of these indices that are surfaced by the team as potentially attractive research candidates. Initially, the team screens for attractive security valuation and business model characteristics, including free-cash-flow yield, price-to-earnings ratios, balance sheet quality, capital spending, shareholder return, profit margins, earning and sales revisions, and price momentum. The initial screening process surfaces approximately 300 candidates for further research. The team then conducts fundamental research to better understand the company’s business model, focusing on industry structure, company differentiation, cash flow volatility and sustainability, capital usage, and management quality. AllianceBernstein recognizes

Under normal circumstances, the Portfolio invests more than 80% of its net assets (plus borrowings for investment purposes, if any) in the common stocks and other securities of companies that are included in the Index. In seeking to track the Index, the Adviser and subadviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy. The Portfolio attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization. Rebalancing is set by the Index vendor, which tends to be quarterly. The

Same as Acquiring Portfolio 2

Acquired Portfolio 2	Acquiring Portfolio 2	Combined Portfolio 2

that the perception of “attractive valuation” is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (large-, mid- or small-capitalization) or companies engaged in particular types of businesses, although the Portfolio does not intend to concentrate in any particular sectors or industries. At any period in time, the Portfolio’s emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Portfolio attempts to hold approximately the same number of stocks as are in the Index. The market capitalization of the Index as of March 31, 2026 ranged from $14.69 billion to $2.89 trillion. The portfolio managers will sell a security in order to adjust the Portfolio to changes in the composition of the Index. The Portfolio may operate as a non-diversified fund, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents in the Index.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. Acquired Portfolio 2, but not Acquiring Portfolio 2, is subject to management risk, value strategy risk, large-cap company risk, medium capitalization company risk, small capitalization company risk and sector risk. Acquiring Portfolio 2, but not Acquired Portfolio 2, is subject to issuer risk, tracking risk, futures risk, passive investment risk and non-diversification risk. Combined Portfolio 2 will be subject to the same risks as Acquiring Portfolio 2 once the Reorganization is complete.

All investments have risks to some degree, and it is possible that you could lose money by investing in either of the Portfolios. There is no assurance that a Portfolio will meet its investment objective. The value of your investment in a Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in a Portfolio.

Principal Risks	Acquired Portfolio 2	Acquiring Portfolio 2

Market Risk: A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

	Yes	Yes

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

	Yes	No

Value Strategy Risk: Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

	Yes	No

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

	Yes	No

Principal Risks	Acquired Portfolio 2	Acquiring Portfolio 2

Medium Capitalization Company Risk: Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

	Yes	No

Small Capitalization Company Risk: Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

	Yes	No

Sector Risk: A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

	Yes	No

Issuer Risk: The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

	No	Yes

Tracking Risk: The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints; and if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

	No	Yes

Principal Risks	Acquired Portfolio 2	Acquiring Portfolio 2

Futures Risk: The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

	No	Yes

Passive Investment Risk: A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

	No	Yes

Principal Risks	Acquired Portfolio 2	Acquiring Portfolio 2

Non-Diversification Risk: To the extent that the Portfolio becomes non-diversified as necessary to approximate the composition of the Index, the Portfolio may hold larger positions in a smaller number of companies than a diversified portfolio. As a result, an adverse change in the financial condition, business, or market sentiment toward that issuer could have a greater negative impact on the Portfolio’s performance than if the Portfolio’s assets were more broadly diversified across a larger number of companies.

	No	Yes

Acquiring Portfolio 2 may operate as a non-diversified fund under the 1940 Act solely as a result of index concentration. This means it may hold a larger percentage of its assets in a smaller number of issuers than Acquired Portfolio 2

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for Acquiring Portfolio 2 is lower than that of Acquired Portfolio 2 at every asset level. The contractual investment management fee rate for Acquiring Portfolio 2 is as follows: 0.40% of the first $100 million, 0.35% of the next $150 million and 0.33% over $250 million. The contractual investment management fee rate for Acquired Portfolio 2 is as follows:0.65% of the first $100 million, 0.61% of the next $200 million and 0.59% over $300 million. The contractual rate for Acquiring Portfolio 2 is not changing in connection with the Reorganization.

The fee table describes the fees and expenses that owners of the Contracts may pay if they invest in Acquired Portfolio 2 or Acquiring Portfolio 2, as well as the projected fees and expenses of Combined Portfolio 2 after the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolios as underlying investment options. If such charges were included, the following fees and expenses would be higher

The Annual Fund Operating Expenses table and Expense Example table shown below are based on expenses incurred during each Portfolio’s 12-month period ended June 30, 2026. Acquired Portfolio 2 and Acquiring Portfolio 2 columns show expenses based on the average daily net assets of the applicable Portfolio for the 12-month period ended June 30, 2026. The pro forma column shows expenses of Combined Portfolio 2 based on the combined assets of Acquired Portfolio 2 and Acquiring Portfolio 2 on June 30, 2026, as if the Reorganization had occurred on that date, and assumes that the current advisory fees for Acquiring Portfolio 2 had been in effect for Combined Portfolio 2 on June 30, 2026. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. Pro forma figures are estimated as if the Reorganization had been completed as of June 30, 2026 and do not include the estimated costs of the Reorganization, which will be borne by the Adviser and not the Portfolios, or that Acquired Portfolio 2 will incur costs in connection with portfolio repositioning.

In July 2026, the AVIP model portfolios, which are managed by the Adviser and invest in portfolios of the Fund, reallocated a substantial portion of their investments among the Fund’s portfolios. As a result, the net assets of Acquired Portfolio 2 and Acquiring Portfolio 2 were approximately $9.5 million and $727 million, respectively, as of July 31, 2026, compared with $129 million and $1,197 million as of June 30, 2026.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Portfolio Operating Expenses: Class I (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Portfolio 2	Acquiring Portfolio 2	Combined Portfolio 2 (Pro Forma)
Management Fees	0.64%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.10%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.74%	0.38%	0.38%

Expense Example

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated, that your investment has a 5% return each year, and that each Portfolio’s total operating expenses remain the same. These examples do not reflect any charges or expenses for the Contracts; the expenses shown would be higher if these charges were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Acquired Portfolio 2 (Class I)	$76	$237	$413	$920
Acquiring Portfolio 2 (Class I)	$39	$123	$215	$482
Combined Portfolio 2 (Pro Forma, Class I)	$39	$123	$215	$482

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the examples, affect the Portfolio’s performance. For the most recent fiscal year ended December 31, 2025, Acquired Portfolio 2’s turnover rate was 75% of the average value of its portfolio and Acquiring Portfolio 2’s was 4%.  The difference between these rates is attributable to the difference between the Portfolios’ strategies.

Performance of the Portfolios

The accompanying bar charts and tables provide some indication of the risks of investing in the Portfolios. They show changes in each Portfolio’s performance for each of the last ten calendar years (or, if shorter, since inception) and each Portfolio’s average annual returns for the periods shown compared to those of a broad-based securities market index and a secondary index, as applicable. Each Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Performance of Acquired Portfolio 2

The annual returns and average annual returns shown below are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower. Consult your Contract prospectus for information about Contract charges.

Acquired Portfolio 2 commenced operations on December 2, 2021 and therefore does not have a ten-year or five-year performance record. Its bar chart shows returns for the last four full calendar years and its average annual total returns are presented for the one-year period and for the period since inception.

Acquired Portfolio 2: Year-by-Year Total Returns (Class I Shares)

Best quarter: 13.96% (quarter ended December 31, 2022). Worst quarter: -11.35% (quarter ended June 30, 2022).

The year-to-date return as of September 30, 2026 was 8.27%. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Acquired Portfolio 2: Average Annual Total Returns (as of December 31, 2025)

	1 Year	Since 12/2/21
Acquired Portfolio 2 (Class I Shares)	10.11%	8.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	12.40%

The S&P 500® Index is Acquired Portfolio 2’s primary benchmark.

Performance of Acquiring Portfolio 2

The annual returns and average annual returns shown below are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower. Consult your Contract prospectus for information about Contract charges.

Acquiring Portfolio 2: Year-by-Year Total Returns (Class I Shares)

Best quarter: 20.46% (quarter ended June 30, 2020). Worst quarter: -19.68% (quarter ended March 31, 2020).

The year-to-date return as of September 30, 2026 was 12.41%. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Acquiring Portfolio 2: Average Annual Total Returns (as of December 31, 2025)

	1 Year	Since 12/2/21 (Acquired Portfolio 2’s inception date)	5 Years	10 Years
Acquiring Portfolio 2 (Class I Shares)	17.43%	11.96%	13.98%	14.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	12.40%	14.42%	14.82%

The S&P 500® Index is Acquiring Portfolio 2’s primary benchmark.

Acquiring Portfolio 2 outperformed Acquired Portfolio 2 for the one-year period ended December 31, 2025 (17.43% against 10.11%) and for the period from Acquired Portfolio 2’s inception on December 2, 2021 through December 31, 2025 (11.96% against 8.46%).

Capitalizations Before and After the Reorganization

The following table sets forth, as of September 30, 2026, the capitalization of Acquired Portfolio 2, Acquiring Portfolio 2 and Combined Portfolio 2 as adjusted to give effect to the Reorganization. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity. No assurance can be given as to how many shares of Acquiring Portfolio 2 will be received by shareholders of Acquired Portfolio 2 on the Closing Date, and the information below should not be relied upon to reflect the number of shares of Combined Portfolio 2 that actually will be received.

	Acquired Portfolio 2 (unaudited)	Acquiring Portfolio 2 (unaudited)	Adjustments	Combined Portfolio 2 (Pro Forma) (unaudited)
Net assets	$9,099,806	$723,110,566	—	$732,210,372
Total shares outstanding	721,975	16,198,384*	(518,130)	16,402,229
Net asset value per share	$12.6041	$44.6409	—	$44.6409

Additional shares issued to Acquired Portfolio shareholders: 203,845.

*Acquiring Portfolio 2 also has 2.966 Class II shares outstanding (attributable to seed capital), which are de minimis and are not separately shown.

REORGANIZATION 3

AVIP BlackRock Advantage Small Cap Growth Portfolio into AVIP AB Small Cap Portfolio

The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement. Shareholders should read the entire Prospectus/Information Statement carefully.

Summary

The AVIP BlackRock Advantage Small Cap Growth Portfolio (“Acquired Portfolio 3”) will be reorganized into the AVIP AB Small Cap Portfolio (“Acquiring Portfolio 3”). Acquiring Portfolio 3 will be the accounting and performance survivor, and the combined portfolio is referred to as “Combined Portfolio 3.” Both Portfolios are classified in the US Equity Small Cap category.

The Portfolios have the same objective and the same small-cap focus, but different investment strategies. Acquiring Portfolio 3 will have a new subadviser, effective close of business December 18, 2026.

BlackRock Investment Management, LLC is the subadviser to Acquired Portfolio 3 and AllianceBernstein L.P. is the subadviser to Acquiring Portfolio 3. At its meeting on October 14, 2026, the Board approved the appointment of FIAM LLC (“FIAM”) as subadviser to Acquiring Portfolio 3, effective close of business December 18, 2026, a corresponding change to the Portfolio’s name, and changes to Acquiring Portfolio 3’s principal investment strategies to reflect FIAM’s Enhanced Small Cap Core strategy. The subadvisory agreement with AllianceBernstein with respect to the Acquiring Portfolio will terminate at close of business December 18, 2026. See “Information Regarding the Appointment of FIAM LLC” below.

The appointment of FIAM is separate from the Reorganization and also does not require Contract owner approval. The appointment of FIAM and the related changes to the Acquiring Portfolio’s investment strategies will take effect whether or not the Reorganization is consummated. As a result, the Combined Portfolio in which you will hold shares will be managed under a strategy that has no operating history in this Portfolio, and Acquiring Portfolio 3’s performance record shown below is that of a different strategy and subadviser. See “Information Regarding the Appointment of FIAM LLC” below.

Reorganization 3 is expected to close on or about close of business December 18, 2026. Reorganization 3 is independent of Reorganization 1 and Reorganization 2; the completion of one does not depend on the completion of any other.

Reasons for the Reorganization and Board Determination

The Board, including all of the Independent Directors, determined that Reorganization 3 is in the best interests of each of Acquired Portfolio 3 and Acquiring Portfolio 3 and that the interests of the existing shareholders of each will not be diluted. For further description of the Board’s considerations in recommending the Reorganization, see Information “About the Reorganizations — Board Considerations,” beginning at page 52.

Comparison of Investment Objectives and Principal Investment Strategies

The Portfolios have the same investment objectives. Each seeks long-term growth of capital. The Combined Portfolio’s investment objective will be that of the Acquiring Portfolio.

The Portfolios currently have different principal investment strategies, although there are similarities. Both invest at least 80% of net assets in equity securities of smaller capitalization companies, though they define that universe differently. The Acquired Portfolio is currently managed entirely by a quantitative process applied to the small-capitalization growth universe. The Acquiring Portfolio is currently managed in two sleeves, one actively managed and one passive.

In connection with the appointment of FIAM as subadviser to the Acquiring Portfolio, at the August 27, 2026 Board meeting and on October 14, 2026, the Board approved changes the Acquiring Portfolio to reflect FIAM’s Enhanced Small Cap Core strategy. These changes will be effective following the appointment of FIAM as subadviser, whether or not the Reorganization is completed. The new name of the Acquiring Portfolio will be AVIP Fidelity Institutional AM® Small Cap Core Portfolio.

The following table compares the current investment objective and principal investment strategies of the Acquired Portfolio with (i) the current investment objective and principal investment strategies of the Acquiring Portfolio and (ii) the investment objective and principal investment strategies of the Combined Portfolio following the appointment of FIAM as subadviser.

	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (and Reflecting the FIAM Appointment)
Investment Objective	Long-term growth of capital	Long-term growth of capital	Long-term growth of capital
Subadviser	BlackRock Investment Management, LLC	AllianceBernstein L.P.	FIAM LLC
Principal Investment Strategy

The Portfolio invests primarily in common stocks of small capitalization growth companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies — those with a market capitalization at the time of investment no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous 12 months.

The Portfolio invests primarily in a diversified portfolio of equity securities of issuers with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller capitalization companies — those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization, excluding companies with market capitalizations of less than $10 million.

The Portfolio will normally invests at least 80% of assets in common stocks included in the Russell 2000® Index.

Effective close of business December 18, 2026, derivative instruments that provide investment exposure to the investments or exposure to one or more market risk factors associated with such investments are included in the Portfolio’s 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.

	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (and Reflecting the FIAM Appointment)
Portfolio Structure	Single portfolio, actively managed throughout.

Two sleeves, targeting a strategic allocation of 50% of net assets to an actively managed sleeve and 50% to a passive strategy. The sleeves are rebalanced to target weights when pre-defined thresholds are exceeded.

Single portfolio, actively managed throughout.
Security Selection

BlackRock focuses on small capitalization companies it believes have above average prospects for earnings growth, investing in a disciplined manner using proprietary return forecast models that incorporate quantitative analysis. The models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.

Active sleeve: a US Small Cap Growth strategy emphasizing companies demonstrating improving financial results and a favorable earnings outlook, combining fundamental and quantitative analysis. Passive sleeve: seeks to track the S&P SmallCap 600® Index using a representative sampling of Index constituents.

The Portfolio generally utilizes a research-driven approach identifying long-term drivers of stock returns that may include, but are not limited to, valuation, growth, quality, and other factors. The research is systematically applied alongside a proprietary portfolio construction and risk management framework to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the Russell 2000® Index.

Reference Index	Russell 2000® Index, used to define the eligible market capitalization range.	S&P SmallCap 600® Index, tracked by the passive sleeve.	Russell 2000® Index, used as the reference universe and benchmark for portfolio construction.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. Both Portfolios are currently subject to market risk, small capitalization company risk, growth strategy risk and issuer risk. In addition, Acquired Portfolio 3, but not Acquiring Portfolio 3, is currently subject to model risk, medium capitalization company risk and risk of investing in the United States. Acquiring Portfolio 3, but not Acquired Portfolio 3, is currently subject to foreign investments risk, currency risk, management risk, passive investment risk, tracking risk, exchange-traded funds risk, derivatives risk, warrant and rights risk, futures risk, options risk, swap risk and preferred stock risk. Combined Portfolio 3 will be subject to the same risks as Acquiring Portfolio 3 upon completion of the Reorganization and, following the appointment of FIAM, to the principal risks of FIAM’s Enhanced Small Cap Core strategy shown in the final column of the table.

All investments have risks to some degree, and it is possible that you could lose money by investing in any of the Portfolios.  There is no assurance that a Portfolio will meet its investment objective. The value of your investment in a Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in a Portfolio.

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Market Risk: A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

	Yes	Yes	Yes

Small Capitalization Company Risk: Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

	Yes	Yes	Yes

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Growth Strategy Risk: Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

	Yes	Yes	No

Issuer Risk: The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

	Yes	Yes	Yes

Model Risk: The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.

	Yes	No	No

Medium Capitalization Company Risk: Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

	Yes	No	No

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors.

	Yes	No	No

Foreign Investments Risk: Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.

	No	Yes	No

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Currency Risk: Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

	No	Yes	No

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

	No	Yes	No

Passive Investment Risk: A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. A component of the Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

	No	Yes	No

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Tracking Risk: The passive component of the Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints; and if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

	No	Yes	No

Exchange-Traded Funds Risk: ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the subadviser may not be able to liquidate the Portfolio’s holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.

	No	Yes	No

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

	No	Yes	No

Warrant and Rights Risk: If the underlying stock price does not rise above the exercise price before the warrant expires, a warrant generally expires without value and the Portfolio loses any amount paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of a warrant may not move with the price of the underlying stock. Failing to exercise subscription rights to purchase common stock would dilute the Portfolio’s interest in the issuing company. The market for such rights is not well developed, and the Portfolio may not always realize full value on the sale of rights.

	No	Yes	No

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Futures Risk: The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

	No	Yes	No

Principal Risks	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Reflecting the FIAM Appointment)

Options Risk: Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. Losses on the sale of a put option are unlimited. There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

	No	Yes	No

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio’s losses.

	No	Yes	No

Preferred Stock Risk: The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

	No	Yes	Yes
Quantitative Investing Risk: Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in this analysis, the weight placed on each factor, and changes in the factors’ historical trends. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.	No	No	Yes

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for Acquiring Portfolio 3 is lower than that of Acquired Portfolio 3 at every asset level. The contractual investment management fee rate for Acquiring Portfolio 3 is as follows: 0.73% of the first $400 million, 0.675% of the next $200 million and 0.63% over $600 million. The contractual investment management fee rate for Acquired Portfolio 2 is as follows:0.78% of the first $100 million, 0.75% of the next $400 million and 0.70% over $500 million. The contractual rate for Acquiring Portfolio 3 is not changing in connection with the Reorganization or the appointment of FIAM as subadviser to Acquiring Portfolio 3.

The fee table allows you to compare the fees and expenses that you may pay for buying and holding shares of each Portfolio. Pro forma expenses project anticipated expenses of the Acquiring Portfolio under two scenarios: (i) assuming that only the Reorganization takes place, and (ii) assuming that both the Reorganization takes place and the appointment of FIAM as subadviser to the Acquiring Portfolio takes place. Actual expenses may be greater or less than those shown. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolios as an underlying investment option; if such charges were included, the following fees and expenses would be higher.

The Annual Fund Operating Expenses table and Expense Example table shown below are based on expenses incurred during each Portfolio’s 12-month period ended June 30, 2026. Acquired Portfolio 3 and Acquiring Portfolio 3 columns show expenses based on the average daily net assets of the applicable Portfolio for the 12-month period ended June 30, 2026. The pro forma column shows expenses of Combined Portfolio 3 based on the combined assets of Acquired Portfolio 3 and Acquiring Portfolio 3 on June 30, 2026, as if the Reorganization had occurred on that date, and assumes that the current advisory fees for Acquiring Portfolio 3 had been in effect for Combined Portfolio 3 on June 30, 2026. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. Pro forma figures are estimated as if the Reorganization had been completed as of June 30, 2026 and do not include the estimated costs of the Reorganization, which will be borne by the Adviser and not the Portfolios, or that the Portfolios will incur costs in connection with portfolio repositioning following the Reorganization.

In July 2026, the AVIP model portfolios, which are managed by the Adviser and invest in portfolios of the Fund, reallocated a substantial portion of their investments among the Fund’s portfolios, including the Portfolios. As a result, the net assets of Acquired Portfolio 3 and Acquiring Portfolio 3 were approximately $63 million and $249 million, respectively, as of July 31, 2026, compared with $137 million and $315 million as of June 30, 2026.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Portfolio Operating Expenses: Class I (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Portfolio 3	Acquiring Portfolio 3	Combined Portfolio 3 (Pro Forma Surviving) (1)
Management Fees	0.77%	0.73%	0.72%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.15%	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.92%	0.82%	0.81%

(1) The appointment of FIAM as subadviser does not change Acquiring Portfolio 3’s contractual advisory fee (subadvisory fees are paid by the Adviser, not the Portfolio) and is not expected to change the Portfolio’s other expenses materially. Accordingly, pro forma expenses after the subadviser change are the same as those shown for Acquiring Portfolio 3 after the Reorganization.

Expense Example:

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated, that your investment has a 5% return each year, and that each Portfolio’s total operating expenses remain the same. These examples do not reflect any charges or expenses for the Contracts; the expenses shown would be higher if these charges were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Acquired Portfolio 3 (Class I)	$94	$294	$511	$1,136
Acquiring Portfolio 3 (Class I)	$84	$263	$457	$1,016
Combined Portfolio 3 (Pro Forma Class I)(1)	$83	$259	$451	$1,005

(1) The appointment of FIAM as subadviser does not change Acquiring Portfolio 3’s contractual advisory fee (subadvisory fees are paid by the Adviser, not the Portfolio) and is not expected to change the Portfolio’s other expenses materially. Accordingly, pro forma expenses after the subadviser change are the same as those shown for the Acquiring Portfolio after the Reorganization.

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the examples, affect the Portfolio’s performance. For the most recent fiscal year ended December 31, 2025, the Acquired Portfolio’s turnover rate was 131% of the average value of its portfolio and the Acquiring Portfolio’s was 99% of the average value of its portfolio.

Performance of the Portfolios

The accompanying bar charts and tables provide some indication of the risks of investing in the Portfolios. They show changes in each Portfolio’s performance for each of the last ten calendar years (or, if shorter, since inception) and each Portfolio’s average annual returns for the periods shown compared to those of a broad-based securities market index. Each Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Performance of Acquired Portfolio 3

The annual returns and average annual returns shown below are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower. Consult your Contract prospectus for information about Contract charges.

BlackRock began subadvising Acquired Portfolio 3 under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, Acquired Portfolio 3 was subadvised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or subadviser.

Acquired Portfolio 3: Year-by-Year Total Returns (Class I Shares)

Best quarter: 31.38% (quarter ended June 30, 2020). Worst quarter: -26.58% (quarter ended March 31, 2020).

The year-to-date return as of September 30, 2026 was 13.38%. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Acquired Portfolio 3: Average Annual Total Returns (as of December 31, 2025)

	1 Year	5 Years	10 Years
Acquired Portfolio 3 (Class I Shares)	14.14%	3.08%	9.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

The S&P 500® Index is Acquired Portfolio 3’s primary benchmark.

Performance of Acquiring Portfolio 3

The annual returns and average annual returns shown below are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower. Consult your Contract prospectus for information about Contract charges.

AllianceBernstein began subadvising Acquiring Portfolio 3 under its current strategy on May 1, 2021. Prior to May 1, 2021, Acquiring Portfolio 3 was subadvised by Janus Capital Management, LLC (now known as Janus Henderson Investors U.S. LLC), using different strategies. Performance returns shown below for periods prior to May 1, 2021 are not indicative of returns of the current strategy or subadviser.

Following the appointment of FIAM as subadviser at close of business December 18, 2026, and the related changes to Acquiring Portfolio 3’s principal investment strategies, Acquiring Portfolio 3’s performance for periods prior to that date will not be indicative of returns under the strategy that Acquiring Portfolio 3 will pursue going forward.

Acquiring Portfolio 3: Year-by-Year Total Returns (Class I Shares)

Best quarter: 30.57% (quarter ended June 30, 2020). Worst quarter: -26.35% (quarter ended March 31, 2020).

The year-to-date return as of September 30, 2026 was 10.87%. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Acquiring Portfolio 3: Average Annual Total Returns (as of December 31, 2025)

	1 Year	5 Years	10 Years
Acquiring Portfolio 3 (Class I Shares)	4.89%	1.53%	8.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

Acquired Portfolio 3 outperformed Acquiring Portfolio 3 for the one-, five- and ten-year periods ended December 31, 2025 (14.14% against 4.89%; 3.08% against 1.53%; and 9.71% against 8.67%). As noted above, Acquiring Portfolio 3’s performance is that of a subadviser and strategy that will not continue following the appointment of FIAM as subadviser to the Acquiring Portfolio.

Capitalizations Before and After the Reorganization

The following table sets forth, as of September 30, 2026, the capitalization of Acquired Portfolio 3, Acquiring Portfolio 3 and Combined Portfolio 3 as adjusted to give effect to the Reorganization. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity. No assurance can be given as to how many shares of Acquiring Portfolio

3 will be received by shareholders of Acquired Portfolio 3 on the Closing Date, and the information below should not be relied upon to reflect the number of shares of Combined Portfolio 3 that actually will be received.

	Acquired Portfolio 3 (unaudited)	Acquiring Portfolio 3 (unaudited)	Adjustments	Combined Portfolio 3 (Pro Forma) (unaudited)
Net assets	$60,353,146	$226,731,094	—	$287,084,239
Total shares outstanding	1,997,123	14,048,531	1,742,431	17,788,085
Net asset value per share	30.2200	16.1391	—	16.1391

Additional shares issued to Acquired Portfolio 3 shareholders: 3,739,554.

Management of the Portfolios

Constellation Investments, Inc. (the “Adviser” or “CINV”) is the investment adviser to each of the six Portfolios and will continue to serve as the investment adviser to each of the three Acquiring Portfolios after the effective date of the applicable Reorganization. The Adviser is an Ohio corporation organized on January 17, 1996, is a wholly-owned subsidiary of ALIC’s parent company, Constellation Insurance, Inc., and is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. The Adviser uses ALIC’s investment personnel and administrative systems and has no employees of its own.

The Fund operates under a “manager-of-managers” structure. The Adviser has engaged the subadvisers identified below to conduct the investment program of the relevant Portfolio. The Fund operates under manager-of-managers exemptive relief, which permits the termination and hiring of Fund portfolio subadvisers not affiliated with CINV without Contract owner approval.

Portfolio	Subadviser	Subadviser since
AVIP Fidelity Institutional AM® Equity Growth Portfolio (Acquired Portfolio 1)	FIAM LLC (“FIAM”)	July 28, 2023
AVIP BlackRock Advantage Large Cap Growth Portfolio (Acquiring Portfolio 1 / Combined Portfolio 1)	BlackRock Investment Management, LLC (“BlackRock”)	February 1, 2019
AVIP AB Relative Value Portfolio (Acquired Portfolio 2)	AllianceBernstein L.P. (“AllianceBernstein”)	December 2, 2021
AVIP S&P 500® Index Portfolio (Acquiring Portfolio 2/Combined Portfolio 2)	Geode Capital Management, LLC (“Geode”)	May 1, 2016
AVIP BlackRock Advantage Small Cap Growth Portfolio (Acquired Portfolio 3)	BlackRock Investment Management, LLC	February 1, 2019
AVIP AB Small Cap Portfolio (Acquiring Portfolio 3/Combined Portfolio 3)	AllianceBernstein L.P. (FIAM effective close of business December 18, 2026, whether or not Reorganization 3 is consummated)	May 1, 2021

A discussion regarding the basis for the Board approving the advisory agreement is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2025.

Contractual Investment Advisory Fee Rates

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid.

In 2025, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:

Portfolio	Contractual schedule	Effective rate paid in 2025
AVIP Fidelity Institutional AM® Equity Growth (Acquired Portfolio 1)	0.68% of first $100 million; 0.65% over $100 million	0.67%
AVIP BlackRock Advantage Large Cap Growth (Acquiring Portfolio 1)	0.66% of first $500 million; 0.64% over $500 million*	0.66%
AVIP AB Relative Value (Acquired Portfolio 2)	0.65% of first $100 million; 0.61% of next $200 million; 0.59% over $300 million	0.64%
AVIP S&P 500® Index (Acquiring Portfolio 2)	0.40% of first $100 million; 0.35% of next $150 million; 0.33% over $250 million	0.34%
AVIP BlackRock Advantage Small Cap Growth (Acquired Portfolio 3)	0.78% of first $100 million; 0.75% of next $400 million; 0.70% over $500 million	0.77%
AVIP AB Small Cap (Acquiring Portfolio 3)	0.73% of first $400 million; 0.675% of next $200 million; 0.63% over $600 million	0.73%

*Effective at close of business December 18, 2026, Acquiring Portfolio 1’s contractual investment advisory fee rate will be amended to 0.66% of first $100 million; 0.65% of next $400 million; 0.64% over $500 million. Had the amended schedule been in effect for the combined assets of Acquiring Portfolio 1 and Acquired Portfolio 1 in 2025, the effective annualized rate would have been approximately 0.65%.

Subadvisers

FIAM LLC has managed the AVIP Fidelity Institutional AM® Equity Growth Portfolio since July 2023. Its principal address is 900 Salem Street, Smithfield, RI 02917. FIAM is an indirectly held wholly-owned subsidiary of FMR LLC. As of December 31, 2025, FIAM had approximately $347,726,100,163 in discretionary assets under management. Asher Anolic and Jason Weiner are co-portfolio managers. Mr. Anolic has worked as an analyst and portfolio manager since joining FIAM in 2008; he holds a BA in political science from Vassar College and an MBA from the Johnson Graduate School of Management at Cornell University. Mr. Weiner has worked as an analyst and portfolio manager since joining FIAM in 1991; he holds a BA in political science from Swarthmore College.

BlackRock Investment Management, LLC has managed the AVIP BlackRock Advantage Large Cap Growth Portfolio and the AVIP BlackRock Advantage Small Cap Growth Portfolio since February 1, 2019. BlackRock is located at 1 University Square, Princeton, New Jersey 08540, and is an indirect wholly-owned subsidiary and affiliate of BlackRock, Inc. BlackRock, Inc. and its affiliates had approximately $7.9 trillion in investment company and other portfolio assets under management as of March 31, 2026. The portfolio managers of both Portfolios are Raffaele Savi and Travis Cooke, CFA. Mr. Savi is a Senior Managing Director and the Co-CIO of Active Equity and Co-Head of Systematic Active

Equity of BlackRock; his service with the firm dates to 2006, including his years with Barclays Global Investors, which merged with BlackRock in 2009. Mr. Cooke is a Managing Director and Head of the North American strategies within the Systematic Active Equity team; he joined the firm in 1999, including his years with BGI, and is a CFA charterholder.

AllianceBernstein L.P. has managed the AVIP AB Small Cap Portfolio since May 1, 2021 and the AVIP AB Relative Value Portfolio since December 2, 2021. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203, and is a Delaware limited partnership whose majority limited partnership units are held, directly and indirectly, by its parent company Equitable Holdings, Inc. As of December 31, 2025, AllianceBernstein managed approximately $831 billion in assets.

•      AVIP AB Small Cap Portfolio. Joshua Lisser, Head of the Index Strategies team, and Samantha S. Lau, CFA, Co-Chief Investment Officer of Small and SMID Cap Growth Equities, have been portfolio managers since May 2021.

•      AVIP AB Relative Value Portfolio. John H. Fogarty, CFA, a Senior Vice President and Co-Chief Investment Officer, has been portfolio manager since December 2021. Christopher Kotowicz, CFA, a Co-Portfolio Manager and Senior Research Analyst for US Relative Value, has been a portfolio manager since March 1, 2023. Adam Yee, Senior Vice President and Co-Portfolio Manager and Senior Quantitative Analyst for US Relative Value, has been a portfolio manager since May 1, 2025.

Geode Capital Management, LLC has managed the AVIP S&P 500® Index Portfolio since 2016. Geode is registered as an investment adviser with the SEC, its principal business address is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, and it had approximately $1.74 trillion in discretionary assets under management as of December 31, 2025. Louis Bottari, Peter Matthew and Navid Sohrabi, CFA, are Senior Portfolio Managers; Robert Regan, Dan Glenn, Payal Gupta, Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers; and John Cicci, CFA, and James Love, CFA, are Assistant Portfolio Managers of the Portfolio.

Louis Bottari, Peter Matthew and Navid Sohrabi, CFA, are Senior Portfolio Managers and Robert Regan, Dan Glenn, Payal Gupta, Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers, and John Cicci, CFA, and James Love, CFA, are Assistant Portfolio Managers of the AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio, and AVIP Nasdaq-100® Index Portfolio.

Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Navid Sohrabi, CFA, is a Senior Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.

Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.

Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.

Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.

Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.

Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.

John Cicci, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Cicci was a Senior Trade Operations Assistant with Geode since 2020. Prior to joining Geode, Mr. Cicci was a Trade Operations Specialist at State Street.

James Love, CFA is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Love was a Manager of Trade and ETF Operations with Geode since 2020. Prior to joining Geode, Mr. Love held positions in investment operations at Arrowstreet Capital and State Street.

FIAM LLC will serve as subadviser to Acquiring Portfolio 3 (and, following Reorganization 3, Combined Portfolio 3), effective at close of business December 18, 2026, pursuant to a subadvisory agreement between Constellation Investments, Inc. (the “Adviser”) and FIAM dated on or about December 18, 2026 (the “FIAM Subadvisory Agreement”). FIAM is a registered investment adviser with the SEC, its principal business address is 900 Salem Street, Smithfield, Rhode Island 02917 and had approximately $4.7 trillion in discretionary assets under management as of December 31, 2024. FIAM currently serves as subadviser to Acquired Portfolio 1, the AVIP Fidelity Institutional AM® Equity Growth Portfolio, which will cease operations upon the consummation of Reorganization 1.

Effective December 18, 2026, Anna Lester, George Liu, and Sashi Naik are jointly and primarily responsible for the day-to-day management of Combined Portfolio 3.

Anna Lester will be Portfolio Manager of Combined Portfolio 3, effective close of business December 18, 2026. She also manages other portfolios on behalf of FIAM. Ms. Lester has worked as a portfolio manager since joining Fidelity Investments in 2022. Prior to joining Fidelity, she worked at Geode Capital Management LLC from 2019 to 2022, most recently as a senior portfolio manager. Before that, she worked at State Street Global Advisors from 2005 to 2019, as a senior portfolio manager.

George Liu will be Portfolio Manager of Combined Portfolio 3, effective close of business December 18, 2026. He also manages other portfolios on behalf of FIAM. Mr. Liu has worked as a portfolio manager since joining Fidelity Investments in 2022. Prior to joining Fidelity Investments, he worked at Geode Capital Management LLC from 2004 to 2022, most recently as a senior portfolio manager.

Sashi Naik will be Portfolio Manager of Combined Portfolio 3, effective close of business December 18, 2026. He also manages other portfolios on behalf of FIAM. Mr. Naik has worked has a portfolio manager since joining Fidelity Investments in 2022. Prior to joining Fidelity Investments, he worked at Geode Capital Management LLC from 2010 to 2022, most recently as a senior portfolio manager.

Information About the Reorganizations

Terms of the Reorganizations

Pursuant to each Plan, on the Closing Date the Acquired Portfolio will transfer to the Acquiring Portfolio all of its assets in exchange solely for shares of that Acquiring Portfolio. The aggregate net asset value of the shares issued by the Acquiring Portfolio will be equal to the value of the assets of the Acquired Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the Acquiring Portfolio’s valuation procedures, net of the liabilities of the Acquired Portfolio assumed by the Acquiring Portfolio. The Acquired Portfolio expects to distribute the shares of the Acquiring Portfolio to its shareholders promptly after the Closing Date. Thereafter, the Acquired Portfolio will be terminated as a series of the Fund.

Prior to the close of business on the Closing Date, each Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations. In addition, prior to the close of business on the Closing Date, for tax reasons, each Acquired Portfolio will distribute to its shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date, all of its net tax-exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date, after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Acquired Portfolio paid federal income tax.

State Street Bank and Trust Company, the Fund’s accounting agent, will compute the value of each Acquired Portfolio’s portfolio of securities. The method of valuation employed will be consistent with the valuation procedures described in the Fund’s Articles of Incorporation and in each Portfolio’s prospectus and statement of additional information.

Each Plan contains customary representations, warranties and conditions. A Plan may be terminated with respect to its Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true, or if at any time before the close of business on the Closing Date the Board or an authorized officer of the Fund determines that the Reorganization is inadvisable. A Plan may be terminated or amended by the mutual consent of the parties. The Plans are attached hereto as Exhibit A, Exhibit B, and Exhibit C, respectively.

Closing of the Reorganizations

Each Reorganization will take place after various conditions are satisfied by the Fund on behalf of the applicable Acquired Portfolio and Acquiring Portfolio, including the preparation of certain documents. Management has proposed an effective date of on or around close of business December 18, 2026, for each Reorganization (each, a “Closing Date”).

Under each Plan, the Acquired Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Acquired Portfolio. The Acquiring Portfolio Shares received will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio shares outstanding immediately prior to the Reorganization. The insurance company separate accounts will then make a conforming exchange of units between the applicable sub-accounts. The stock transfer books of each Acquired Portfolio will be permanently closed on the applicable Closing Date. Requests to transfer or redeem assets allocated to an Acquired Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Fund may amend a Plan without shareholder approval. The Fund may also agree to terminate and abandon any Reorganization at any time.

Board Considerations

On August 27, 2026, the Board met to consider the proposed Reorganizations. The Board approved the Plans at a meeting held on October 14, 2026. In advance of and at the meetings, the Board requested and received from the Adviser, and reviewed with the assistance of independent legal counsel to the Independent Directors, written and oral information regarding each Acquired Portfolio, each Acquiring Portfolio and each Combined Portfolio, including: historical and projected asset levels and flows; historical performance; current and pro forma fees and expenses; the investment objectives, strategies, risks and portfolio holdings of each Portfolio; the anticipated repositioning of portfolio holdings and its estimated costs and tax effects; the terms of the Plans; the allocation of Reorganization costs; alternatives to the Reorganizations, including liquidation; and the potential benefits of the Reorganizations to the Adviser and its affiliates.

Rule 17a-8 under the 1940 Act requires that the Board, including a majority of the Independent Directors, determine, for each Portfolio participating in a Reorganization, that participation is in the best interests of that Portfolio and that the interests of that Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. None of the directors is an “interested person” of the Fund.

Factors common to all three Reorganizations. The Board considered that:

(i)                  The Adviser serves and will continue to serve as investment adviser to each Acquiring Portfolio, and the Portfolios share the same custodian, accounting agent, independent registered public accounting firm and other service providers;

(ii)               The Combined Portfolio is expected to achieve certain operating efficiencies from its larger net asset size;

(iii)             Class I shareholders of each Acquired Portfolio will receive Class I shares of the corresponding Acquiring Portfolio having the same aggregate net asset value as their Acquired Portfolio shares immediately prior to the Reorganization;

(iv)              Contract-level charges will not change;

(v)                The Fund’s fundamental investment restrictions apply uniformly to all Portfolios;

(vi)              The costs of the Reorganizations (other than portfolio transaction costs) will be borne by the Adviser;

(vii)            Each Reorganization is expected to qualify as a tax-free reorganization and is not expected to be a taxable event for contract owners;

(viii)          ALIC and NSLAC have agreed to permit one free transfer out of each Acquired Portfolio during the period from 60 days before to 60 days after the Closing Date; and

(ix)              The Adviser may benefit from the Reorganizations through reduced administrative burden, and the Adviser’s net advisory fee revenue (after payment of subadvisory fees) is expected to increase as a result of Reorganizations 1 and 3 and to decrease modestly as a result of Reorganization 2; the Adviser provided the Board with estimates of these effects.

The Board also considered the asset levels of the Portfolios in approving the Reorganizations. Notably, smaller asset levels can adversely affect a portfolio’s expense ratio. This occurs because some portions of a portfolio’s expenses (for example, audit, tax and other service-provider charges) are fixed and thus do not vary with asset levels. When a portfolio’s net assets decline, those fixed costs are spread over a smaller asset base, which may then increase the portfolio’s expense ratio.

Reorganization 1 – Board Considerations

The Board considered that:

(i)                  The Portfolios have substantively the same investment objective and both invest primarily in growth-oriented U.S. equity securities;

(ii)               The Adviser has agreed to amend Acquiring Portfolio 1’s contractual advisory fee schedule so that the Acquiring Portfolio’s contractual advisory fee schedule will be the same or lower than the Acquired Portfolio’s at every asset level;

(iii)             The pro forma total expense ratio of Combined Portfolio 1 (0.70%) is lower than that of Acquired Portfolio 1 (0.74%) as of June 30, 2026;

(iv)              Acquiring Portfolio 1 outperformed Acquired Portfolio 1 for the one- and five-year periods but not the ten-year period ended December 31, 2025, and that the ten-year record includes periods managed by different subadvisers under different strategies;

(v)                Acquired Portfolio 1 is substantially smaller than Acquiring Portfolio 1 and has underperformed it, and the Board agreed with the Adviser’s conclusion that the asset levels do not support continued operation;

(vi)              Approximately 38% of Acquired Portfolio 1’s holdings are expected to be sold in connection with the Reorganization at an estimated cost of $15,365 (custodial transaction charges of approximately $1,265 and brokerage commissions of approximately $14,100), to be borne by Acquired Portfolio 1; and

(vii)            As opposed to the liquidation of Acquired Portfolio 1, the Reorganization keeps Contract value invested in a large-capitalization U.S. equity portfolio without any action by the Contract owner.

Based on these and the common factors, the Board, including all of the Independent Directors, determined that Reorganization 1 is in the best interests of each of Acquired Portfolio 1 and Acquiring Portfolio 1 and that the interests of the existing shareholders of each will not be diluted.

Reorganization 2 – Board Considerations

The Board considered that:

(i)                  The Reorganization will move Acquired Portfolio 2 shareholders from an actively managed value strategy to a passively managed index strategy that does not seek to outperform its benchmark;

(ii)               Acquired Portfolio 2 had approximately $129 million in net assets as of June 30, 2026 (and approximately $9.5 million as of July 31, 2026, following the model-portfolio reallocation described under “Comparison of Investment Management Fees and Total Fund Operating Expenses”) after approximately four and one-half years of operation, that the Adviser does not expect it to reach a viable scale, and that its shareholders currently bear expenses approximately 36 basis points higher than those of Acquiring Portfolio 2;

(iii)             The pro forma total expense ratio of Combined Portfolio 2 (0.38%) is lower than that of Acquired Portfolio 2 (0.74%) as of June 30, 2026;

(iv)              The Adviser’s analysis of liquidating Acquired Portfolio 2. Per the Adviser’s analysis, the Board noted that, under most of the Contracts, liquidation proceeds would be allocated to the Contract’s default investment option, generally a money market portfolio, so that Contract owners who did not provide new instructions would be moved from an equity investment to a cash-equivalent investment. The Board concluded that the Reorganization, which maintains Contract owners’ exposure to large-capitalization U.S. equities at a substantially lower expense ratio, is preferable to liquidation.

(v)                Acquiring Portfolio 2 outperformed Acquired Portfolio 2 for the one-year period and since Acquired Portfolio 2’s inception;

(vi)              Acquiring Portfolio 2 is classified as diversified but may operate as non-diversified solely as a result of changes in Index weightings, and this is not a material difference in fundamental policy from Acquired Portfolio 2 for purposes of Rule 17a-8; and

(vii)            Approximately 16% of Acquired Portfolio 2’s holdings are expected to be sold at an estimated cost of approximately $4,892 (custodial transaction charges of approximately $2,092 and brokerage commissions of approximately $2,800), to be borne by Acquired Portfolio 2.

Based on these and the common factors, the Board, including all of the Independent Directors, determined that Reorganization 2 is in the best interests of each of Acquired Portfolio 2 and Acquiring Portfolio 2 and that the interests of the existing shareholders of each will not be diluted.

Reorganization 3 – Board Considerations

The Board considered that:

(i)                  The Portfolios have identical investment objectives and both invest at least 80% of net assets in small-capitalization equity securities;

(ii)               Acquired Portfolio 3 has outperformed Acquiring Portfolio 3 for the one-, five- and ten-year periods ended December 31, 2025;

(iii)             At the same meeting, the Board approved the appointment of FIAM LLC as subadviser to Acquiring Portfolio 3 and related changes to its principal investment strategies, effective close of business December 18, 2026, whether or not the Reorganization is consummated, so that Acquiring Portfolio 3 will be managed by a different subadviser;

(iv)              The pro forma total expense ratio of Combined Portfolio 3 (0.81%) is lower than that of Acquired Portfolio 3 (0.92%) as of June 30, 2026;

(v)                The Board is familiar with FIAM and its investment personnel, as FIAM currently serves as subadviser to Acquired Portfolio 1;

(vi)              Approximately 66% of Acquired Portfolio 3’s holdings (by value) and approximately 78% of Acquiring Portfolio 3’s existing holdings (by value) are expected to be sold in connection with the Reorganization and the transition to the FIAM strategy, with estimated custodial transaction charges of approximately $5,008 and estimated brokerage commissions of approximately $135,000, borne by the Portfolios; and

(vii)            The repositioning of Acquiring Portfolio 3’s holdings is attributable to the subadviser change and would occur regardless of the Reorganization; and that the expected annual portfolio turnover of Combined Portfolio 3 (70% to 120%) is lower than Acquired Portfolio 3’s portfolio turnover rate of 131% for the fiscal year ended December 31, 2025.

Based on these and the common factors, the Board, including all of the Independent Directors, determined that Reorganization 3 is in the best interests of each of Acquired Portfolio 3 and Acquiring Portfolio 3 and that the interests of the existing shareholders of each will not be diluted.

The Board’s determinations were made on the basis of each director’s judgment after consideration of all of the factors taken as a whole, though individual directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. The Board recognized that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized.

No Shareholder Vote Is Required

Rule 17a-8 provides that shareholder approval of a merger undertaken in reliance on the rule is not required if: (i) policies of an acquired portfolio that would require a shareholder vote to change are not materially different from those of the acquiring portfolio; (ii) the advisory contracts of the merging portfolios are not materially different, other than the parties to the contract; (iii) a majority of the members of the acquired portfolio’s board who are independent directors and were elected by shareholders will comprise the majority of the board of the acquiring portfolio; and (iv) any 12b-1 fees charged by an acquiring portfolio are no greater than the 12b-1 fees charged by the acquired portfolio.

Each Reorganization satisfies these conditions. First, the Fund’s fundamental investment policies are a uniform Fund-wide list and are therefore the same for all six Portfolios. Second, the advisory contracts of the merging portfolios are not materially different, being made under a single Investment Advisory Agreement with the Fund differing only as to the fee schedule applicable to each Portfolio; in each Reorganization, the contractual advisory fee rate of the Acquiring Portfolio is no higher than that of the Acquired Portfolio at any asset level (in Reorganization 1, after giving effect to the amendment of Acquiring Portfolio 1’s fee schedule described above). Although the Portfolios have different subadvisers, the Fund may hire and replace unaffiliated subadvisers without a shareholder vote under its manager-of-managers exemptive order, so differences in the Portfolios’ subadvisory agreements are not differences that would require shareholder approval. Third, all of the Board’s members are independent directors, were elected by the Fund’s shareholders, and will constitute more than a majority of the board of each Acquiring Portfolio. Fourth, the 12b-1 fees charged by each Acquiring Portfolio will be no greater than those charged by the corresponding Acquired Portfolio: Class I shares of all six Portfolios bear no 12b-1 fee. Neither Maryland law nor the Fund’s Articles of Incorporation requires a shareholder vote to reorganize one series of the Fund into another, and each Reorganization satisfies the conditions of Rule 17a-8 under the Investment Company Act of 1940 under which shareholder approval is not required.

Description of the Securities to be Issued

Each Acquiring Portfolio will issue shares of Class I common stock of the Fund, par value $1.00 per share, to the corresponding Acquired Portfolio in connection with its Reorganization. The shares so issued will, when issued, be duly authorized, validly issued, fully paid and non-assessable.

The Fund is a Maryland corporation. Each Portfolio is a separate series of the Fund. Shares of each series are entitled to one vote per share on matters submitted to shareholders, vote separately by series on matters affecting only that series, have no preemptive or conversion rights, are freely transferable, and are entitled to participate ratably in the assets of the series available for distribution on liquidation of that series.

Because shares of each Portfolio are held by separate accounts of ALIC and NSLAC as the record owners, voting rights are exercised in accordance with the voting instructions of Contract owners as described in the applicable variable contract prospectus.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Acquired Portfolio shareholders will have substantially identical legal characteristics as shares of the corresponding Acquired Portfolio with respect to such matters as voting rights, accessibility, conversion rights and transferability.

Continuation of Shareholder Accounts; Share Certificates

Upon consummation of each Reorganization, the applicable Acquiring Portfolio will establish a position for each shareholder of the corresponding Acquired Portfolio on the books of the Acquiring Portfolio containing the appropriate number of shares of the Acquiring Portfolio to be received in the Reorganization. No certificates for shares of the Acquiring Portfolios will be issued in connection with the Reorganizations.

Information on Shareholders’ Rights

Each Acquired Portfolio and each Acquiring Portfolio is a separate series of the same Maryland corporation, and the rights of shareholders of each are governed by the same Articles of Incorporation and by-laws and by the Maryland General Corporation Law. Accordingly, there are no material differences between the rights of shareholders of an Acquired Portfolio and the rights of shareholders of the corresponding Acquiring Portfolio.

Certain Federal Income Tax Considerations

Each Reorganization is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) Accordingly, no gain or loss is expected to be recognized by the Fund or the insurance company separate accounts that hold shares of the Funds as a direct result of the Reorganization. However, because the Reorganization will cause an Acquired Portfolio’s tax year to end on a date earlier than the last day of its normal tax year, the Reorganizations may accelerate distributions from an Acquired Portfolio to the insurance company separate accounts as shareholders of an Acquired Portfolio. In particular, an Acquired Portfolio will recognize net gains or losses on the sales of any securities (net of any available capital loss carryforwards) in the period ending on the closing date, and, on or before that date, an Acquired Portfolio must declare a dividend paying out any such net gains, together with any other undistributed income or gains, to the insurance company separate accounts as shareholders of an Acquired Portfolio. The insurance company separate accounts and any portfolios of the Fund, as shareholders, and the owners of Contracts, are urged to consult with their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization. The Acquired Portfolio does not have any capital losses that can be carried forward. It is a condition to each Portfolio’s obligation to complete its Reorganization that the Portfolios will have received a customary opinion of counsel to that effect at closing, based upon representations made by the Fund on behalf of the applicable Acquired Portfolio and Acquiring Portfolio and upon certain assumptions.

Each Portfolio will maintain continuous compliance with the diversification requirements of Section 817(h) of the Code through the closing of each Reorganization.

In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Contract owners should consult the prospectus for their Contract on the federal tax consequences of owning the Contract, and should also consult their own tax advisors as to state and local tax consequences.

Expenses of the Reorganizations and Portfolio Repositioning

The costs of the Reorganizations, including legal, audit, printing and mailing costs, will be borne by the Adviser and not by the Portfolios or their shareholders, whether or not the Reorganizations are completed. Those costs are estimated to be approximately $50,000 in the aggregate.

Portfolio Repositioning. In connection with each Reorganization, each Acquiring Portfolio’s subadviser (and, with respect to Reorganization 3, FIAM LLC) has reviewed the Acquired Portfolio’s holdings and identified those portfolio holdings it expects to retain. Based on holdings as of June 30, 2026, approximately 38% of Acquired Portfolio 1’s holdings (by value), approximately 16% of Acquired Portfolio 2’s holdings and approximately 66% of Acquired Portfolio 3’s holdings are expected to be repositioned. The transaction costs of such repositioning will be borne by the respective Acquired Portfolio and are not reflected in the fee tables or expense examples. See “Certain Federal Income Tax Considerations.”

Interests of the Adviser and Its Affiliates in the Reorganizations

The Adviser is the investment adviser to each Portfolio and will continue to serve as investment adviser to each Combined Portfolio. The Adviser and ALIC are wholly-owned subsidiaries of Constellation Insurance, Inc. ALIC and NSLAC, through their separate accounts, and the AVIP model portfolios managed by the Adviser are the record owners of the Portfolios’ shares; they will receive Acquiring Portfolio shares on the same basis as all other shareholders.

The Adviser’s net advisory fee revenue (after payment of subadvisory fees) is expected to increase as a result of Reorganizations 1 and 3 and to decrease as a result of Reorganization 2. The Adviser also expects modestly lower administrative costs from overseeing three fewer series. The Adviser will bear the costs of the Reorganizations as described above. The Board, including all of the Independent Directors, considered these interests in approving the Reorganizations.

Accounting and Performance Survivor. In each Reorganization, the Acquiring Portfolio will be the accounting and performance survivor.

Information Regarding the Appointment of FIAM LLC (as Subadviser to the AVIP AB Small Cap Portfolio)

Other Information Regarding Change in Subadviser of the Acquiring Portfolio

Background

CINV serves as the investment adviser to Acquiring Portfolio 3. AllianceBernstein L.P. (“AllianceBernstein”) has served as subadviser to the Acquiring Portfolio 3 since May 1, 2021. At meetings held on August 27, 2026 and October 14, 2026, the Board considered and subsequently approved the appointment of FIAM LLC (“FIAM”) as subadviser to Acquiring Portfolio 3 effective close of business December 18, 2026, and approved related changes to the Portfolio’s principal investment strategies. The subadvisory agreement with AllianceBernstein will terminate at close of business December 18, 2026.

The Adviser recommended, and the Board approved, the appointment of a new subadviser based on its regular evaluation of the nature and quality of services, including performance, consistency of investment style, organizational structure, compliance and other factors.

The Fund and the Adviser operate under an exemptive order issued by the Securities and Exchange Commission that permits the Adviser, subject to the Board’s oversight and approval, to select or change subadvisers not affiliated with the Adviser, enter into new subadvisory agreements and materially amend existing subadvisory agreements without Contract owner approval. Contract owner approval of the appointment of FIAM is therefore not required. This section is furnished in satisfaction of the information requirements applicable under that order.

Board Considerations

In approving the subadvisory agreement with FIAM, the Board, including the independent directors, considered the factors required under Section 15(c) of the Investment Company Act, including: the nature, extent and quality of the services to be provided by FIAM; the investment performance of FIAM and of comparable accounts managed by FIAM; the cost of the services to be provided and the profits to be realized by FIAM and its affiliates from the relationship; the extent to which economies of scale may be realized as the Portfolio grows; and whether fee levels reflect those economies of scale. After consideration of the factors taken as a whole, the Board concluded that changing the subadviser from AllianceBernstein to FIAM was in the best interests of the Portfolio and its shareholders.

Description of the Subadvisory Agreement

Under the subadvisory agreement, FIAM will manage the investment and reinvestment of the Portfolio’s assets, subject to the supervision of the Adviser and the oversight of the Board, and will be responsible for placing orders for the purchase and sale of portfolio securities. The subadvisory fee is paid by the Adviser from its own assets and does not affect the Portfolio’s expenses. The agreement will continue for an initial term of two years and thereafter from year to year, provided that its continuance is approved at least annually in the manner required by the Investment Company Act. The agreement may be terminated at any time, without penalty, by the Board, by the Adviser, or by FIAM upon 90 days prior notice in writing to the other party and to the Fund, or upon 60 days written notice by the Fund to the two parties (subject to certain conditions), and terminates automatically in the event of its assignment.

Information About the Subadviser

FIAM LLC is registered as an investment adviser with the Securities and Exchange Commission. Its principal address is 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held wholly-owned subsidiary of FMR LLC. As of December 31, 2024, FIAM had approximately $4.7 trillion in discretionary assets under management. FIAM also serves as subadviser to the AVIP Fidelity Institutional AM® Equity Growth Portfolio.

The portfolio managers of the Acquiring Portfolio following the appointment of FIAM will be Anna Lester, George Liu, and Sashi Naik.

Additional Information about the Portfolios

Purchase and Redemption of Portfolio Shares

Shares of each Portfolio are offered only to separate accounts of ALIC and NSLAC and in connection with their variable annuity contracts and variable life insurance policies, and to other portfolios of the Fund in connection with those contracts. You may select portfolios and make transfers among portfolio options as described in your Contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each Portfolio is computed by dividing the total market value of the securities held in that Portfolio, plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.

When a determination is made that current market prices are not readily available, a Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board. The separate accounts of AuguStar Life and National Security purchase and redeem Portfolio shares at their net asset value next computed, after receipt in good order of a purchase or redemption order, with no sales or redemption charges. The net asset value of each Portfolio’s shares is determined as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request, and expect to meet redemption requests by using cash or cash equivalents in the portfolio or by selling portfolio assets to generate cash.

The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed other than for weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund. Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Frequent Purchases and Redemption of Portfolio Shares

The Fund, ALIC and NSLAC discourage excessive trading and market timing of Portfolio shares within its variable annuity contracts and variable life insurance policies. The policies and procedures adopted by the Board with respect to frequent purchases and redemptions, including the steps that may be taken to restrict or cancel purchase and exchange orders and the factors considered in placing a contract on a monitored list, are described in the Fund’s prospectus dated May 1, 2026 under “Frequent Purchases and Redemptions of Fund Shares,” which is incorporated herein by reference. The policies applicable to each Acquired Portfolio and the corresponding Acquiring Portfolio are identical and will apply to the Combined Portfolio following each Reorganization.

Dividends, Distributions and Taxes

Each Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains, if any. Dividends and distributions are reinvested in additional Portfolio shares at net asset value without a sales charge.

The tax treatment of payments made from a variable insurance contract is described in the Contract’s prospectus. Generally, Contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation.

Other Service Providers

The Portfolios use the same service providers. State Street Bank and Trust Company is each Portfolio’s accounting agent and custodian. Information about the Fund’s accounting agent and custodian can be found in the Fund’s Statement of Additional Information. The Portfolios pay fees to the accounting agent and also reimburse the accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its duties under its agreement with the Fund.

Payments to Insurance Companies and Other Financial Intermediaries

If you invest in the Fund through an insurance company, broker/dealer, financial representative or other financial intermediary, the Fund and its related companies may pay the financial intermediary for the investment in the Fund and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a variable annuity contract or variable life insurance

Financial Highlights

The fiscal year end of the Portfolios is December 31. The Financial Highlights of each Acquired Portfolio and each Acquiring Portfolio are included with this Prospectus/Information Statement at Exhibit D.

The Financial Highlights of the Portfolios are also contained in (i) the Annual Report to shareholders of the Fund relating to the Portfolios for the fiscal year ended December 31, 2025, which have been audited by [KPMG LLP], the Fund’s independent registered public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Fund relating to the Portfolios for the six months ended June 30, 2026, which are unaudited. The Annual Report and Semi-Annual Report, on Form N-CSR and N-CSRS, respectively, which have previously been sent to shareholders, are available on request and without charge by writing to the Fund at One Financial Way, Montgomery, Ohio 45242, and are incorporated by reference into this Prospectus/Information Statement.

General Information

Financial Statements and Experts

The financial statements of the Portfolios for the fiscal year ended December 31, 2025, incorporated by reference into this Prospectus/Information Statement and the Reorganization SAI, have been audited by [KPMG LLP], an independent registered public accounting firm, as stated in their report appearing in the Fund’s Annual Report, and are incorporated by reference in reliance upon that report and upon the authority of that firm as experts in accounting and auditing. The financial statements of the Portfolios for the six-month period ended June 30, 2026 are unaudited.

Legal Matters

Certain legal matters in connection with the shares to be issued in the Reorganizations will be passed upon by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215.

Certain federal income tax matters in connection with the Reorganizations will be passed upon by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215.

Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholder proposals for inclusion in proxy materials for any subsequent meeting must be received by the Fund within a reasonable period of time before the Fund begins to print and mail the proxy materials for that meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholder Information

As of November 16, 2026, the total number of shares outstanding of each Portfolio was as follows:

Name of Portfolio	Shares Outstanding

The separate accounts of ALIC and NSLAC, and other portfolios of the Fund, are the record owners of all shares of each Portfolio. As of November 16, 2026, the following persons owned of record or beneficially 5% or more of the outstanding shares of any Portfolio:

Name of Portfolio	Name and Address of Beneficial Owner*	Percentage of Outstanding Shares of the Portfolio
AuguStar Life Insurance Company National Security Life and Annuity Company [Model Portfolio]
AuguStar Life Insurance Company National Security Life and Annuity Company [Model Portfolio]
AuguStar Life Insurance Company National Security Life and Annuity Company [Model Portfolio]
AuguStar Life Insurance Company National Security Life and Annuity Company [Model Portfolio]
AuguStar Life Insurance Company National Security Life and Annuity Company [Model Portfolio]
AuguStar Life Insurance Company National Security Life and Annuity Company [Model Portfolio]

*The address of each beneficial owner is One Financial Way, Montgomery, Ohio 45242.

As of November 16, 2026, the directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

Exhibit A

Plan 1

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [__________], 2026, by and between AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., a Maryland corporation, with its principal place of business at One Financial Way, Montgomery, Ohio 45242 (the “Fund”), on behalf of the segregated portfolio of assets (“series”) thereof designated the AVIP Fidelity Institutional AM® Equity Growth Portfolio (the “Acquired Portfolio”), and the Fund, on behalf of the series thereof designated the AVIP BlackRock Advantage Large Cap Growth Portfolio (the “Acquiring Portfolio”); and, solely for purposes of paragraph 6 and paragraph 4.6, CONSTELLATION INVESTMENTS, INC., an Ohio corporation and the investment adviser to the Acquired Portfolio and the Acquiring Portfolio (the “Adviser”). (The Acquired Portfolio and the Acquiring Portfolio are each sometimes referred to herein as a “Portfolio.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by the Fund on that Portfolio’s behalf, shall be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Fund, on that Portfolio’s behalf, and (3) in no event shall any other series of the Fund or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or the Fund of its Obligations set forth herein.

The Fund wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations promulgated under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (a) Class I shares of common stock of the Fund, par value $1.00 per share, representing interests in the Acquiring Portfolio (“Acquiring Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) pro rata to the shareholders of the Acquired Portfolio in exchange for their Class I shares of common stock of the Fund representing interests in the Acquired Portfolio (“Acquired Portfolio Shares”) in complete liquidation thereof, and (3) the termination of the Acquired Portfolio as a series of the Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

The Fund’s Board of Directors (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (“Independent Directors”), (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each Portfolio’s behalf by all necessary Board action, and (3) has determined, with respect to each of the Acquired Portfolio and the Acquiring Portfolio, that participation in the Reorganization is in the best interests of that Portfolio and that the interests of the existing shareholders of that Portfolio will not be diluted as a result of the Reorganization, as required by Rule 17a-8 under the 1940 Act.

The Reorganization is one of three reorganizations of series of the Fund approved by the Board on August 27, 2026 and October 14, 2026. Each such reorganization is the subject of a separate agreement and plan of reorganization and termination, and the consummation of the Reorganization is not conditioned upon the consummation of either of the other reorganizations.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the terms and conditions set forth herein, the Acquired Portfolio shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall:

(a) issue and deliver to the Acquired Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Portfolio Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Acquired Portfolio Shares then outstanding; and

(b) assume all of the Acquired Portfolio’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature, including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records, the Acquired Portfolio owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Acquired Portfolio’s books at that time.

1.3 The Liabilities shall consist of all of the Acquired Portfolio’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6.

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Portfolio shall distribute all Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Portfolio Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Fund’s transfer agent’s opening accounts on the Acquiring Portfolio’s shareholder records in the Shareholders’ names and transferring those Acquiring Portfolio Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Portfolio Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Portfolio Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Portfolio’s shareholder records. The Fund shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.5

(a) The value of the Acquired Portfolio’s net assets (the Assets to be acquired by the Acquiring Portfolio hereunder, net of the Liabilities assumed by the Acquiring Portfolio) shall be the value of such net assets computed as of the Valuation Time (as defined in paragraph 2.1), using the valuation procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act and described in the Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties.

(b) For purposes of the Reorganization, the NAV per share of the Acquiring Portfolio Shares shall be equal to the Acquiring Portfolio’s NAV per Class I share computed as of the Valuation Time, using the valuation procedures described in paragraph 1.5(a).

(c) All computations of value and NAV shall be made by State Street Bank and Trust Company (“State Street”), accounting agent for the Portfolios, in accordance with its regular practice in pricing the shares and assets of each Portfolio.

1.6 Any transfer taxes payable on the issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on the Acquired Portfolio’s shareholder records of the Acquired Portfolio

Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Acquired Portfolio to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that the Acquiring Portfolio shall be responsible for preparing and filing any Form N-PORT, Form N-CEN or Form N-CSR (including the annual or semi-annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, the Acquired Portfolio shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Acquired Portfolio shall be terminated as a series of the Fund and (b) the Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect the Acquired Portfolio’s complete dissolution, including any filing required under the Maryland General Corporation Law to reclassify or cancel the shares of common stock of the Fund classified as Acquired Portfolio Shares.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “Valuation Time”) on December 18, 2026, or such other date as the parties may agree (“Closing Date”) (such time on the Closing Date, the “Effective Time”). The Closing shall be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242, or at such other place, or by such electronic means, as the parties may agree.

2.2 The Fund shall direct State Street, as custodian of the Acquired Portfolio’s assets, to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Acquired Portfolio to the Acquiring Portfolio, as reflected on the Acquiring Portfolio’s books immediately after the Effective Time, does or will conform to that information on the Acquired Portfolio’s books immediately before the Effective Time.

2.3 The Fund shall direct its transfer agent to deliver at the Closing (a) a Certificate (1) verifying that the Acquired Portfolio’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Acquired Portfolio Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on the Acquiring Portfolio’s shareholder records in the names of the Shareholders, and (b) a confirmation, or other evidence satisfactory to the Fund, that the Acquiring Portfolio Shares to be credited to the Acquired Portfolio at the Effective Time have been credited to the Acquired Portfolio’s account on those records.

2.4 The Fund shall deliver to the Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on the Acquired Portfolio’s books at an estimated fair market value provided by an authorized pricing vendor for the Acquired Portfolio.

2.5 At the Closing, the Fund shall deliver, on behalf of each Portfolio, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Fund or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Fund, on the Acquired Portfolio’s behalf, represents and warrants as follows:

(a) The Fund (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland (“Maryland Law”), and its Articles of Incorporation, as amended and supplemented (the “Articles”), are on file with the State Department of Assessments and Taxation of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquired Portfolio is a duly established and designated series of the Fund;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Fund, with respect to the Acquired Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Fund will have good and marketable title to the Assets for the Acquired Portfolio’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Fund, on the Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) The Fund, with respect to the Acquired Portfolio, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, the Articles, or the Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Fund, on the Acquired Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Fund, on the Acquired Portfolio’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Acquiring Portfolio’s assumption of any liabilities of the Acquired Portfolio thereunder will be made, without either Portfolio’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Fund’s knowledge, threatened against the Fund, with respect to the Acquired Portfolio or any of its properties or assets attributable or allocable to the Acquired Portfolio, that, if adversely determined, would materially and adversely affect the Acquired Portfolio’s financial condition or the conduct of its business; and the Fund, on the Acquired Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquired Portfolio’s business or the Fund’s ability to consummate the transactions contemplated hereby;

(h) The (1) annual report of the Fund for the fiscal year ended December 31, 2025, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm, and (2) semi-annual report of the Fund for the six months ended June 30, 2026, in each case fairly present the financial condition and results of operations of the Acquired Portfolio as of the dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis;

(i) Since June 30, 2026, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by its shareholders (including redemptions resulting from reallocations by other series of the Fund) shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Acquired Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Acquired Portfolio is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Acquired Portfolio is classified as an association that is taxable as a corporation for federal tax purposes; the Acquired Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including the taxable year ending at the Effective Time), the Acquired Portfolio has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Acquired Portfolio has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) The Acquired Portfolio has at all times complied with the diversification requirements of section 817(h) and the Regulations thereunder;

(m) All issued and outstanding Acquired Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Acquired Portfolio’s shareholder records, as provided in paragraph 2.3; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor are there outstanding any securities convertible into any Acquired Portfolio Shares;

(n) The Acquired Portfolio incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o) The Acquired Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(p) Not more than 25% of the value of the Acquired Portfolio’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(q) The Acquired Portfolio’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The information to be furnished by the Fund for use in no-action letters, applications for orders, registration statements, proxy or information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a)) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s) The Articles permit the Fund to vary its shareholders’ investment; the Fund does not have a fixed pool of assets; and each series thereof (including the Acquired Portfolio) is a managed portfolio of securities, and the Adviser (directly or through a subadviser) has the authority to buy and sell securities for the Acquired Portfolio;

(t) The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to the Board;

(u) The Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(v) To the best of the knowledge of the Acquired Portfolio’s management, (i) there is no plan or intention by Acquired Portfolio shareholders to sell, exchange, redeem, or otherwise dispose of a number of Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio shareholders’ ownership of Acquired Portfolio Shares (or equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50 percent of the number of Acquired Portfolio Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning

5% or more of the Acquired Portfolio Shares to sell, exchange, redeem, or otherwise dispose of any Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization;

(w) During the five-year period ending on the Closing Date, neither the Acquired Portfolio nor any person related (as defined in section 1.368-1(e)(4) of the Regulations without regard to section 1.368-1(e)(4)(i)) to the Acquired Portfolio will have (i) acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except in the ordinary course of the Acquired Portfolio’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Acquired Portfolio Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of the Acquired Portfolio, and (B) distributions and dividends declared and paid in order to ensure the Acquired Portfolio’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between the Acquiring Portfolio and the Acquired Portfolio that was issued, acquired, or will be settled at a discount.

3.2 The Fund, on the Acquiring Portfolio’s behalf, represents and warrants as follows:

(a) The Fund (1) is a corporation that is duly organized, validly existing, and in good standing under Maryland Law, and the Articles are on file with the State Department of Assessments and Taxation of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquiring Portfolio is a duly established and designated series of the Fund;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Fund, with respect to the Acquiring Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Fund, for the account of the Acquired Portfolio shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Fund; and the Fund has, and at the Effective Time will have, a sufficient number of authorized but unissued shares of common stock classified as Class I shares of the Acquiring Portfolio to effect the issuance contemplated by paragraph 1.1(a);

(e) No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Fund, with respect to the Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, the Articles, the Fund’s By-Laws, or any Undertaking to which the Fund, on the Acquiring Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Fund, on the Acquiring Portfolio’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Fund’s knowledge, threatened against the Fund, with respect to the Acquiring Portfolio or any of its properties or assets attributable or allocable to the Acquiring Portfolio, that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business; and the Fund, on the Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquiring Portfolio’s business or the Fund’s ability to consummate the transactions contemplated hereby;

(h) The Acquiring Portfolio is (and will be) classified as an association that is taxable as a corporation for federal tax purposes; the Acquiring Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), the Acquiring Portfolio has met (and for the taxable year in which the Reorganization occurs will meet) the requirements of Part I of Subchapter M for qualification as a RIC and will be eligible to and will compute its federal income tax under section 852 for its taxable year in which the Reorganization occurs; and the Acquiring Portfolio intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The Acquiring Portfolio has at all times complied, and immediately after the Reorganization will comply, with the diversification requirements of section 817(h) and the Regulations thereunder;

(j) Assuming the truthfulness and correctness of the Fund’s representation and warranty in paragraph 3.1(p), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another corporation or statutory or business trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(l) Immediately after the Effective Time, the Acquiring Portfolio will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m) The information to be furnished by the Fund for use in no-action letters, applications for orders, registration statements, proxy or information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) The Articles permit the Fund to vary its shareholders’ investment; the Fund will not have a fixed pool of assets; and each series thereof (including the Acquiring Portfolio) will be a managed portfolio of securities, and the Adviser (directly or through a subadviser) has the authority to buy and sell securities for the Acquiring Portfolio;

(o) To the best of the knowledge of the Acquiring Portfolio’s management, (i) there is no plan or intention by Acquired Portfolio shareholders to sell, exchange, redeem, or otherwise dispose of a number of Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio shareholders’ ownership of Acquired Portfolio Shares (or equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50 percent of the number of Acquired Portfolio Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Acquired Portfolio Shares to sell, exchange, redeem, or otherwise dispose of any Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization;

(p) There is no plan or intention for the Acquiring Portfolio or any person related (as defined in section 1.368-1(e)(4) of the Regulations) to the Acquiring Portfolio to acquire or redeem any of the Acquiring Portfolio Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by the Acquiring Portfolio in the ordinary course of its business as an open-end investment company pursuant to section 22(e) of the 1940 Act; and

(q) There is no intercorporate indebtedness existing between the Acquiring Portfolio and the Acquired Portfolio that was issued, acquired, or will be settled at a discount.

3.3 The Fund, on behalf of the Acquired Portfolio and on behalf of the Acquiring Portfolio, respectively, hereby further represents, warrants and covenants as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Portfolio’s behalf, except for (1) the Fund’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a combined prospectus and information statement (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be equal to the fair market value of its Acquired Portfolio Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the

Acquired Portfolio Shares that Shareholder holds; none of the Acquiring Portfolio Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f) No expenses incurred by the Acquired Portfolio or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Portfolio, the Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to the Acquired Portfolio or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 The Fund covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 The Fund covenants to prepare the N-14 in compliance with applicable federal and state securities laws and to cause the N-14 to be filed with the Commission and to become effective under the 1933 Act before the Closing.

4.3 The Fund covenants that it will, from time to time, as and when requested, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the Fund, on the Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Fund, on the Acquired Portfolio’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Portfolio’s operations after the Effective Time.

4.5 Subject to this Agreement, the Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

4.6 The Fund and the Adviser covenant that, at or before the Effective Time, they will execute an amendment to the Investment Advisory Agreement between the Fund and the Adviser, effective as of the Effective Time, providing that the advisory fee payable by the Acquiring Portfolio shall be computed at the annual rate of 0.66% of the Acquiring Portfolio’s average daily net assets on the first $100 million of such net assets, 0.65% on the next $400 million of such net assets and 0.64% on such net assets in excess of $500 million, as approved by the Board on August 27, 2026 and October 14, 2026.

5. CONDITIONS PRECEDENT

Each Portfolio’s obligations hereunder shall be subject to (a) performance by the other Portfolio of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Portfolio contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Portfolio;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Fund to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Fund’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Fund’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Portfolio’s Shareholders all of the Acquired Portfolio’s investment company taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward);

5.5 The Fund shall have received an opinion of Thompson Hine LLP, dated the Closing Date and addressed to the Fund on behalf of each Portfolio, in form and substance reasonably satisfactory to the Fund, as to the federal income tax consequences of the Reorganization described in the N-14 under the caption “Certain Federal Income Tax Considerations,” including that the Reorganization should qualify as a “reorganization” within the meaning of section 368(a) and that each Portfolio should be “a party to a reorganization” within the meaning of section 368(b). Such opinion shall be based on customary assumptions and on representations made by the Fund on behalf of each Portfolio in certificates delivered to Thompson Hine LLP;

5.6 The amendment to the Investment Advisory Agreement described in paragraph 4.6 shall have been duly executed and shall be in full force and effect as of the Effective Time; and

5.7 At any time before the Closing, the Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Portfolio’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser shall bear the entirety of the total Reorganization Expenses, whether or not the Reorganization is consummated. The Reorganization Expenses include (1) costs associated with preparing and filing the N-14 and any prospectus or statement of additional information supplements relating to the Reorganization, and printing and distributing the N-14 to Shareholders and to owners of variable annuity contracts and variable life insurance policies having contract value allocated to the Acquired Portfolio, (2) legal, accounting and auditing fees, (3) transfer taxes for foreign securities, and (4) any and all incremental state securities law fees. The Reorganization Expenses do not include brokerage commissions, other portfolio transaction costs, or taxes incurred by either Portfolio in connection with the purchase or sale of portfolio securities, whether or not in anticipation of or in connection with the Reorganization, which shall be borne by the Portfolio incurring them. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

The Fund, on behalf of each Portfolio, and the Adviser have not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among them with respect to the Reorganization. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, except that the obligations of the Adviser under paragraph 6 and the acknowledgments in paragraph 4.6 shall survive.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing by resolution of the Board, on behalf of either Portfolio, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to that Portfolio, or by an officer of the Fund authorized by the Board to make such determination. Any such termination will be effective when made. The termination of this Agreement shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination, and shall not affect any other agreement and plan of reorganization and termination relating to any other series of the Fund.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund, on behalf of each Portfolio, and, to the extent an amendment affects paragraph 6 or paragraph 4.6, the Adviser; provided that no amendment shall be made following the mailing of the N-14 to Shareholders that would have a material adverse effect on the Shareholders’ interests without such further approval as counsel to the Fund determines to be required.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Fund, on the Acquiring Portfolio’s behalf, the Fund, on the Acquired Portfolio’s behalf, the Adviser, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Fund’s directors solely in their capacities as directors, and not individually, and that the Fund’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Portfolio (“Portfolio’s Property”) and not the Fund’s property attributable to and held for the benefit of any other series thereof. The Fund, in asserting any rights or claims under this Agreement on its or a Portfolio’s behalf, shall look only to the corresponding Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the Fund or to those directors, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts (including by electronic signature), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund, on behalf of each Portfolio, and by the Adviser. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., on behalf of the AVIP Fidelity Institutional AM® Equity Growth Portfolio

By: ______________________________

Name: Thomas G. Mooney

Title: President

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., on behalf of the AVIP BlackRock Advantage Large Cap Growth Portfolio

By: ______________________________

Name: Thomas G. Mooney

Title: President

CONSTELLATION INVESTMENTS, INC., solely for purposes of paragraph 6 and paragraph 4.6

By: ______________________________

Name: Sachin Jain

Title:   Chief Investment Officer & President

Exhibit B

Plan 2

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [__________], 2026, by and between AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., a Maryland corporation, with its principal place of business at One Financial Way, Montgomery, Ohio 45242 (the “Fund”), on behalf of the segregated portfolio of assets (“series”) thereof designated the AVIP AB Relative Value Portfolio (the “Acquired Portfolio”), and the Fund, on behalf of the series thereof designated the AVIP S&P 500® Index Portfolio (the “Acquiring Portfolio”); and, solely for purposes of paragraph 6, CONSTELLATION INVESTMENTS, INC., an Ohio corporation and the investment adviser to the Acquired Portfolio and the Acquiring Portfolio (the “Adviser”). (The Acquired Portfolio and the Acquiring Portfolio are each sometimes referred to herein as a “Portfolio.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by the Fund on that Portfolio’s behalf, shall be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Fund, on that Portfolio’s behalf, and (3) in no event shall any other series of the Fund or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or the Fund of its Obligations set forth herein.

The Fund wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations promulgated under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (a) Class I shares of common stock of the Fund, par value $1.00 per share, representing interests in the Acquiring Portfolio (“Acquiring Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) pro rata to the shareholders of the Acquired Portfolio in exchange for their Class I shares of common stock of the Fund representing interests in the Acquired Portfolio (“Acquired Portfolio Shares”) in complete liquidation thereof, and (3) the termination of the Acquired Portfolio as a series of the Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

The Fund’s Board of Directors (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (“Independent Directors”), (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each Portfolio’s behalf by all necessary Board action, and (3) has determined, with respect to each of the Acquired Portfolio and the Acquiring Portfolio, that participation in the Reorganization is in the best interests of that Portfolio and that the interests of the existing shareholders of that Portfolio will not be diluted as a result of the Reorganization, as required by Rule 17a-8 under the 1940 Act.

The Reorganization is one of three reorganizations of series of the Fund approved by the Board on August 27, 2026 and October 14, 2026. Each such reorganization is the subject of a separate agreement and plan of reorganization and termination, and the consummation of the Reorganization is not conditioned upon the consummation of either of the other reorganizations.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the terms and conditions set forth herein, the Acquired Portfolio shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall:

(a) issue and deliver to the Acquired Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Portfolio Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Acquired Portfolio Shares then outstanding; and

(b) assume all of the Acquired Portfolio’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature, including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records, the Acquired Portfolio owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Acquired Portfolio’s books at that time.

1.3 The Liabilities shall consist of all of the Acquired Portfolio’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6.

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Portfolio shall distribute all Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Portfolio Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Fund’s transfer agent’s opening accounts on the Acquiring Portfolio’s shareholder records in the Shareholders’ names and transferring those Acquiring Portfolio Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Portfolio Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Portfolio Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Portfolio’s shareholder records. The Fund shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.5 (a) The value of the Acquired Portfolio’s net assets (the Assets to be acquired by the Acquiring Portfolio hereunder, net of the Liabilities assumed by the Acquiring Portfolio) shall be the value of such net assets computed as of the Valuation Time (as defined in paragraph 2.1), using the valuation procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act and described in the Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties.

(b) For purposes of the Reorganization, the NAV per share of the Acquiring Portfolio Shares shall be equal to the Acquiring Portfolio’s NAV per Class I share computed as of the Valuation Time, using the valuation procedures described in paragraph 1.5(a).

(c) All computations of value and NAV shall be made by State Street Bank and Trust Company (“State Street”), accounting agent for the Portfolios, in accordance with its regular practice in pricing the shares and assets of each Portfolio.

1.6 Any transfer taxes payable on the issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on the Acquired Portfolio’s shareholder records of the Acquired Portfolio

Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Acquired Portfolio to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that the Acquiring Portfolio shall be responsible for preparing and filing any Form N-PORT, Form N-CEN or Form N-CSR (including the annual or semi-annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, the Acquired Portfolio shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Acquired Portfolio shall be terminated as a series of the Fund and (b) the Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect the Acquired Portfolio’s complete dissolution, including any filing required under the Maryland General Corporation Law to reclassify or cancel the shares of common stock of the Fund classified as Acquired Portfolio Shares.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “Valuation Time”) on December 18, 2026, or such other date as the parties may agree (“Closing Date”) (such time on the Closing Date, the “Effective Time”). The Closing shall be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242, or at such other place, or by such electronic means, as the parties may agree.

2.2 The Fund shall direct State Street, as custodian of the Acquired Portfolio’s assets, to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Acquired Portfolio to the Acquiring Portfolio, as reflected on the Acquiring Portfolio’s books immediately after the Effective Time, does or will conform to that information on the Acquired Portfolio’s books immediately before the Effective Time.

2.3 The Fund shall direct its transfer agent to deliver at the Closing (a) a Certificate (1) verifying that the Acquired Portfolio’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Acquired Portfolio Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on the Acquiring Portfolio’s shareholder records in the names of the Shareholders, and (b) a confirmation, or other evidence satisfactory to the Fund, that the Acquiring Portfolio Shares to be credited to the Acquired Portfolio at the Effective Time have been credited to the Acquired Portfolio’s account on those records.

2.4 The Fund shall deliver to the Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on the Acquired Portfolio’s books at an estimated fair market value provided by an authorized pricing vendor for the Acquired Portfolio.

2.5 At the Closing, the Fund shall deliver, on behalf of each Portfolio, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Fund or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Fund, on the Acquired Portfolio’s behalf, represents and warrants as follows:

(a) The Fund (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland (“Maryland Law”), and its Articles of Incorporation, as amended and supplemented (the “Articles”), are on file with the State Department of Assessments and Taxation of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquired Portfolio is a duly established and designated series of the Fund;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Fund, with respect to the Acquired Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Fund will have good and marketable title to the Assets for the Acquired Portfolio’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Fund, on the Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) The Fund, with respect to the Acquired Portfolio, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, the Articles, or the Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Fund, on the Acquired Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Fund, on the Acquired Portfolio’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Acquiring Portfolio’s assumption of any liabilities of the Acquired Portfolio thereunder will be made, without either Portfolio’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Fund’s knowledge, threatened against the Fund, with respect to the Acquired Portfolio or any of its properties or assets attributable or allocable to the Acquired Portfolio, that, if adversely determined, would materially and adversely affect the Acquired Portfolio’s financial condition or the conduct of its business; and the Fund, on the Acquired Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquired Portfolio’s business or the Fund’s ability to consummate the transactions contemplated hereby;

(h) The (1) annual report of the Fund for the fiscal year ended December 31, 2025, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm, and (2) semi-annual report of the Fund for the six months ended June 30, 2026, in each case fairly present the financial condition and results of operations of the Acquired Portfolio as of the dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis;

(i) Since June 30, 2026, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by its shareholders (including redemptions resulting from reallocations by other series of the Fund) shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Acquired Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Acquired Portfolio is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Acquired Portfolio is classified as an association that is taxable as a corporation for federal tax purposes; the Acquired Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including the taxable year ending at the Effective Time), the Acquired Portfolio has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Acquired Portfolio has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) The Acquired Portfolio has at all times complied with the diversification requirements of section 817(h) and the Regulations thereunder;

(m) All issued and outstanding Acquired Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Acquired Portfolio’s shareholder records, as provided in paragraph 2.3; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor are there outstanding any securities convertible into any Acquired Portfolio Shares;

(n) The Acquired Portfolio incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o) The Acquired Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(p) Not more than 25% of the value of the Acquired Portfolio’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(q) The Acquired Portfolio’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The information to be furnished by the Fund for use in no-action letters, applications for orders, registration statements, proxy or information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a)) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s) The Articles permit the Fund to vary its shareholders’ investment; the Fund does not have a fixed pool of assets; and each series thereof (including the Acquired Portfolio) is a managed portfolio of securities, and the Adviser (directly or through a subadviser) has the authority to buy and sell securities for the Acquired Portfolio;

(t) The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to the Board;

(u) The Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(v) To the best of the knowledge of the Acquired Portfolio’s management, (i) there is no plan or intention by Acquired Portfolio shareholders to sell, exchange, redeem, or otherwise dispose of a number of Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio shareholders’ ownership of Acquired Portfolio Shares (or equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50 percent of the number of Acquired Portfolio Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning

5% or more of the Acquired Portfolio Shares to sell, exchange, redeem, or otherwise dispose of any Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization;

(w) During the five-year period ending on the Closing Date, neither the Acquired Portfolio nor any person related (as defined in section 1.368-1(e)(4) of the Regulations without regard to section 1.368-1(e)(4)(i)) to the Acquired Portfolio will have (i) acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except in the ordinary course of the Acquired Portfolio’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Acquired Portfolio Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of the Acquired Portfolio, and (B) distributions and dividends declared and paid in order to ensure the Acquired Portfolio’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between the Acquiring Portfolio and the Acquired Portfolio that was issued, acquired, or will be settled at a discount.

3.2 The Fund, on the Acquiring Portfolio’s behalf, represents and warrants as follows:

(a) The Fund (1) is a corporation that is duly organized, validly existing, and in good standing under Maryland Law, and the Articles are on file with the State Department of Assessments and Taxation of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquiring Portfolio is a duly established and designated series of the Fund;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Fund, with respect to the Acquiring Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Fund, for the account of the Acquired Portfolio shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Fund; and the Fund has, and at the Effective Time will have, a sufficient number of authorized but unissued shares of common stock classified as Class I shares of the Acquiring Portfolio to effect the issuance contemplated by paragraph 1.1(a);

(e) No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Fund, with respect to the Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, the Articles, the Fund’s By-Laws, or any Undertaking to which the Fund, on the Acquiring Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Fund, on the Acquiring Portfolio’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Fund’s knowledge, threatened against the Fund, with respect to the Acquiring Portfolio or any of its properties or assets attributable or allocable to the Acquiring Portfolio, that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business; and the Fund, on the Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquiring Portfolio’s business or the Fund’s ability to consummate the transactions contemplated hereby;

(h) The Acquiring Portfolio is (and will be) classified as an association that is taxable as a corporation for federal tax purposes; the Acquiring Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), the Acquiring Portfolio has met (and for the taxable year in which the Reorganization occurs will meet) the requirements of Part I of Subchapter M for qualification as a RIC and will be eligible to and will compute its federal income tax under section 852 for its taxable year in which the Reorganization occurs; and the Acquiring Portfolio intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The Acquiring Portfolio has at all times complied, and immediately after the Reorganization will comply, with the diversification requirements of section 817(h) and the Regulations thereunder;

(j) Assuming the truthfulness and correctness of the Fund’s representation and warranty in paragraph 3.1(p), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another corporation or statutory or business trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(l) Immediately after the Effective Time, the Acquiring Portfolio will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m) The information to be furnished by the Fund for use in no-action letters, applications for orders, registration statements, proxy or information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) The Articles permit the Fund to vary its shareholders’ investment; the Fund will not have a fixed pool of assets; and each series thereof (including the Acquiring Portfolio) will be a managed portfolio of securities, and the Adviser (directly or through a subadviser) has the authority to buy and sell securities for the Acquiring Portfolio;

(o) To the best of the knowledge of the Acquiring Portfolio’s management, (i) there is no plan or intention by Acquired Portfolio shareholders to sell, exchange, redeem, or otherwise dispose of a number of Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio shareholders’ ownership of Acquired Portfolio Shares (or equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50 percent of the number of Acquired Portfolio Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Acquired Portfolio Shares to sell, exchange, redeem, or otherwise dispose of any Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization;

(p) There is no plan or intention for the Acquiring Portfolio or any person related (as defined in section 1.368-1(e)(4) of the Regulations) to the Acquiring Portfolio to acquire or redeem any of the Acquiring Portfolio Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by the Acquiring Portfolio in the ordinary course of its business as an open-end investment company pursuant to section 22(e) of the 1940 Act; and

(q) There is no intercorporate indebtedness existing between the Acquiring Portfolio and the Acquired Portfolio that was issued, acquired, or will be settled at a discount.

3.3 The Fund, on behalf of the Acquired Portfolio and on behalf of the Acquiring Portfolio, respectively, hereby further represents, warrants and covenants as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Portfolio’s behalf, except for (1) the Fund’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a combined prospectus and information statement (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be equal to the fair market value of its Acquired Portfolio Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the

Acquired Portfolio Shares that Shareholder holds; none of the Acquiring Portfolio Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f) No expenses incurred by the Acquired Portfolio or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Portfolio, the Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to the Acquired Portfolio or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 The Fund covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 The Fund covenants to prepare the N-14 in compliance with applicable federal and state securities laws and to cause the N-14 to be filed with the Commission and to become effective under the 1933 Act before the Closing.

4.3 The Fund covenants that it will, from time to time, as and when requested, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the Fund, on the Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Fund, on the Acquired Portfolio’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Portfolio’s operations after the Effective Time.

4.5 Subject to this Agreement, the Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Portfolio’s obligations hereunder shall be subject to (a) performance by the other Portfolio of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Portfolio contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Portfolio;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Fund to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Fund’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Fund’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Portfolio’s Shareholders all of the Acquired Portfolio’s investment company taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward);

5.5 The Fund shall have received an opinion of Thompson Hine LLP, dated the Closing Date and addressed to the Fund on behalf of each Portfolio, in form and substance reasonably satisfactory to the Fund, as to the federal income tax consequences of the Reorganization described in the N-14 under the caption “Certain Federal Income Tax Considerations,” including that the Reorganization should qualify as a “reorganization” within the meaning of section 368(a) and that each Portfolio should be “a party to a reorganization” within the meaning of section 368(b). Such opinion shall be based on customary assumptions and on representations made by the Fund on behalf of each Portfolio in certificates delivered to Thompson Hine LLP; and

5.6 At any time before the Closing, the Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Portfolio’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser shall bear the entirety of the total Reorganization Expenses, whether or not the Reorganization is consummated. The Reorganization Expenses include (1) costs associated with preparing and filing the N-14 and any prospectus or statement of additional information supplements relating to the Reorganization, and printing and distributing the N-14 to Shareholders and to owners of variable annuity contracts and variable life insurance policies having contract value allocated to the Acquired Portfolio, (2) legal, accounting and auditing fees, (3) transfer taxes for foreign securities, and (4) any and all incremental state securities law fees. The Reorganization Expenses do not include brokerage commissions, other portfolio transaction costs, or taxes incurred by either Portfolio in connection with the purchase or sale of portfolio securities, whether or not in anticipation of or in connection with the Reorganization, which shall be borne by the Portfolio incurring them. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

The Fund, on behalf of each Portfolio, and the Adviser have not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among them with respect to the Reorganization. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, except that the obligations of the Adviser under paragraph 6 and the acknowledgments in paragraph 1.8 shall survive.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing by resolution of the Board, on behalf of either Portfolio, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to that Portfolio, or by an officer of the Fund authorized by the Board to make such determination. Any such termination will be effective when made. The termination of this Agreement shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination, and shall not affect any other agreement and plan of reorganization and termination relating to any other series of the Fund.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund, on behalf of each Portfolio, and, to the extent an amendment affects paragraph 6, the Adviser; provided that no amendment shall be made following the mailing of the N-14 to Shareholders that would have a material adverse effect on the Shareholders’ interests without such further approval as counsel to the Fund determines to be required.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Fund, on the Acquiring Portfolio’s behalf, the Fund, on the Acquired Portfolio’s behalf, the Adviser, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Fund’s directors solely in their capacities as directors, and not individually, and that the Fund’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Portfolio (“Portfolio’s Property”) and not the Fund’s property attributable to and held for the benefit of any other series thereof. The Fund, in asserting any rights or claims under this Agreement on its or a Portfolio’s behalf, shall look only to the corresponding Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the Fund or to those directors, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts (including by electronic signature), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund, on behalf of each Portfolio, and by the Adviser. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., on behalf of the AVIP AB Relative Value Portfolio

By: ______________________________

Name: Thomas G. Mooney

Title: President

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., on behalf of the AVIP S&P 500® Index Portfolio

By: ______________________________

Name: Thomas G. Mooney

Title: President

CONSTELLATION INVESTMENTS, INC., solely for purposes of paragraph 6

By: ______________________________

Name: Sachin Jain

Title:   Chief Investment Officer & President

Exhibit C

Plan 3

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [__________], 2026, by and between AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., a Maryland corporation, with its principal place of business at One Financial Way, Montgomery, Ohio 45242 (the “Fund”), on behalf of the segregated portfolio of assets (“series”) thereof designated the AVIP BlackRock Advantage Small Cap Growth Portfolio (the “Acquired Portfolio”), and the Fund, on behalf of the series thereof designated the AVIP AB Small Cap Portfolio (the “Acquiring Portfolio”); and, solely for purposes of paragraph 6, CONSTELLATION INVESTMENTS, INC., an Ohio corporation and the investment adviser to the Acquired Portfolio and the Acquiring Portfolio (the “Adviser”). (The Acquired Portfolio and the Acquiring Portfolio are each sometimes referred to herein as a “Portfolio.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by the Fund on that Portfolio’s behalf, shall be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Fund, on that Portfolio’s behalf, and (3) in no event shall any other series of the Fund or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or the Fund of its Obligations set forth herein.

The Fund wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations promulgated under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (a) Class I shares of common stock of the Fund, par value $1.00 per share, representing interests in the Acquiring Portfolio (“Acquiring Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) pro rata to the shareholders of the Acquired Portfolio in exchange for their Class I shares of common stock of the Fund representing interests in the Acquired Portfolio (“Acquired Portfolio Shares”) in complete liquidation thereof, and (3) the termination of the Acquired Portfolio as a series of the Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

The Fund’s Board of Directors (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (“Independent Directors”), (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each Portfolio’s behalf by all necessary Board action, and (3) has determined, with respect to each of the Acquired Portfolio and the Acquiring Portfolio, that participation in the Reorganization is in the best interests of that Portfolio and that the interests of the existing shareholders of that Portfolio will not be diluted as a result of the Reorganization, as required by Rule 17a-8 under the 1940 Act.

The Reorganization is one of three reorganizations of series of the Fund approved by the Board on August 27, 2026 and October 14, 2026. Each such reorganization is the subject of a separate agreement and plan of reorganization and termination, and the consummation of the Reorganization is not conditioned upon the consummation of either of the other reorganizations.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the terms and conditions set forth herein, the Acquired Portfolio shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall:

(a) issue and deliver to the Acquired Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Portfolio Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Acquired Portfolio Shares then outstanding; and

(b) assume all of the Acquired Portfolio’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records — the Acquired Portfolio owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Acquired Portfolio’s books at that time.

1.3 The Liabilities shall consist of all of the Acquired Portfolio’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6.

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Portfolio shall distribute all Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Portfolio Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Fund’s transfer agent’s opening accounts on the Acquiring Portfolio’s shareholder records in the Shareholders’ names and transferring those Acquiring Portfolio Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Portfolio Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Portfolio Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Portfolio’s shareholder records. The Fund shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.5 (a) The value of the Acquired Portfolio’s net assets (the Assets to be acquired by the Acquiring Portfolio hereunder, net of the Liabilities assumed by the Acquiring Portfolio) shall be the value of such net assets computed as of the Valuation Time (as defined in paragraph 2.1), using the valuation procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act and described in the Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties.

(b) For purposes of the Reorganization, the NAV per share of the Acquiring Portfolio Shares shall be equal to the Acquiring Portfolio’s NAV per Class I share computed as of the Valuation Time, using the valuation procedures described in paragraph 1.5(a).

(c) All computations of value and NAV shall be made by State Street Bank and Trust Company (“State Street”), accounting agent for the Portfolios, in accordance with its regular practice in pricing the shares and assets of each Portfolio.

1.6 Any transfer taxes payable on the issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on the Acquired Portfolio’s shareholder records of the Acquired Portfolio

Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Acquired Portfolio to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that the Acquiring Portfolio shall be responsible for preparing and filing any Form N-PORT, Form N-CEN or Form N-CSR (including the annual or semi-annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, the Acquired Portfolio shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Acquired Portfolio shall be terminated as a series of the Fund and (b) the Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect the Acquired Portfolio’s complete dissolution, including any filing required under the Maryland General Corporation Law to reclassify or cancel the shares of common stock of the Fund classified as Acquired Portfolio Shares.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “Valuation Time”) on December 18, 2026, or such other date as the parties may agree (“Closing Date”) (such time on the Closing Date, the “Effective Time”). The Closing shall be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242, or at such other place, or by such electronic means, as the parties may agree.

2.2 The Fund shall direct State Street, as custodian of the Acquired Portfolio’s assets, to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Acquired Portfolio to the Acquiring Portfolio, as reflected on the Acquiring Portfolio’s books immediately after the Effective Time, does or will conform to that information on the Acquired Portfolio’s books immediately before the Effective Time.

2.3 The Fund shall direct its transfer agent to deliver at the Closing (a) a Certificate (1) verifying that the Acquired Portfolio’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Acquired Portfolio Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on the Acquiring Portfolio’s shareholder records in the names of the Shareholders, and (b) a confirmation, or other evidence satisfactory to the Fund, that the Acquiring Portfolio Shares to be credited to the Acquired Portfolio at the Effective Time have been credited to the Acquired Portfolio’s account on those records.

2.4 The Fund shall deliver to the Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on the Acquired Portfolio’s books at an estimated fair market value provided by an authorized pricing vendor for the Acquired Portfolio.

2.5 At the Closing, the Fund shall deliver, on behalf of each Portfolio, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Fund or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Fund, on the Acquired Portfolio’s behalf, represents and warrants as follows:

(a) The Fund (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland (“Maryland Law”), and its Articles of Incorporation, as amended and supplemented (the “Articles”), are on file with the State Department of Assessments and Taxation of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquired Portfolio is a duly established and designated series of the Fund;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Fund, with respect to the Acquired Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Fund will have good and marketable title to the Assets for the Acquired Portfolio’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Fund, on the Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) The Fund, with respect to the Acquired Portfolio, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, the Articles, or the Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Fund, on the Acquired Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Fund, on the Acquired Portfolio’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Acquiring Portfolio’s assumption of any liabilities of the Acquired Portfolio thereunder will be made, without either Portfolio’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Fund’s knowledge, threatened against the Fund, with respect to the Acquired Portfolio or any of its properties or assets attributable or allocable to the Acquired Portfolio, that, if adversely determined, would materially and adversely affect the Acquired Portfolio’s financial condition or the conduct of its business; and the Fund, on the Acquired Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquired Portfolio’s business or the Fund’s ability to consummate the transactions contemplated hereby;

(h) The (1) annual report of the Fund for the fiscal year ended December 31, 2025, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm, and (2) semi-annual report of the Fund for the six months ended June 30, 2026, in each case fairly present the financial condition and results of operations of the Acquired Portfolio as of the dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis;

(i) Since June 30, 2026, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by its shareholders (including redemptions resulting from reallocations by other series of the Fund) shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Acquired Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Acquired Portfolio is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Acquired Portfolio is classified as an association that is taxable as a corporation for federal tax purposes; the Acquired Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including the taxable year ending at the Effective Time), the Acquired Portfolio has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Acquired Portfolio has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) The Acquired Portfolio has at all times complied with the diversification requirements of section 817(h) and the Regulations thereunder;

(m) All issued and outstanding Acquired Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Acquired Portfolio’s shareholder records, as provided in paragraph 2.3; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor are there outstanding any securities convertible into any Acquired Portfolio Shares;

(n) The Acquired Portfolio incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o) The Acquired Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(p) Not more than 25% of the value of the Acquired Portfolio’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(q) The Acquired Portfolio’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The information to be furnished by the Fund for use in no-action letters, applications for orders, registration statements, proxy or information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a)) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s) The Articles permit the Fund to vary its shareholders’ investment; the Fund does not have a fixed pool of assets; and each series thereof (including the Acquired Portfolio) is a managed portfolio of securities, and the Adviser (directly or through a subadviser) has the authority to buy and sell securities for the Acquired Portfolio;

(t) The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to the Board;

(u) The Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(v) To the best of the knowledge of the Acquired Portfolio’s management, (i) there is no plan or intention by Acquired Portfolio shareholders to sell, exchange, redeem, or otherwise dispose of a number of Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio shareholders’ ownership of Acquired Portfolio Shares (or equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50 percent of the number of Acquired Portfolio Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning

5% or more of the Acquired Portfolio Shares to sell, exchange, redeem, or otherwise dispose of any Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization;

(y) During the five-year period ending on the Closing Date, neither the Acquired Portfolio nor any person related (as defined in section 1.368-1(e)(4) of the Regulations without regard to section 1.368-1(e)(4)(i)) to the Acquired Portfolio will have (i) acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except in the ordinary course of the Acquired Portfolio’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Acquired Portfolio Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of the Acquired Portfolio, and (B) distributions and dividends declared and paid in order to ensure the Acquired Portfolio’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between the Acquiring Portfolio and the Acquired Portfolio that was issued, acquired, or will be settled at a discount.

3.2 The Fund, on the Acquiring Portfolio’s behalf, represents and warrants as follows:

(a) The Fund (1) is a corporation that is duly organized, validly existing, and in good standing under Maryland Law, and the Articles are on file with the State Department of Assessments and Taxation of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquiring Portfolio is a duly established and designated series of the Fund;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Fund, with respect to the Acquiring Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Fund, for the account of the Acquired Portfolio shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Fund; and the Fund has, and at the Effective Time will have, a sufficient number of authorized but unissued shares of common stock classified as Class I shares of the Acquiring Portfolio to effect the issuance contemplated by paragraph 1.1(a);

(e) No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Fund, with respect to the Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, the Articles, the Fund’s By-Laws, or any Undertaking to which the Fund, on the Acquiring Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Fund, on the Acquiring Portfolio’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Fund’s knowledge, threatened against the Fund, with respect to the Acquiring Portfolio or any of its properties or assets attributable or allocable to the Acquiring Portfolio, that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business; and the Fund, on the Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquiring Portfolio’s business or the Fund’s ability to consummate the transactions contemplated hereby;

(h) The Acquiring Portfolio is (and will be) classified as an association that is taxable as a corporation for federal tax purposes; the Acquiring Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), the Acquiring Portfolio has met (and for the taxable year in which the Reorganization occurs will meet) the requirements of Part I of Subchapter M for qualification as a RIC and will be eligible to and will compute its federal income tax under section 852 for its taxable year in which the Reorganization occurs; and the Acquiring Portfolio intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The Acquiring Portfolio has at all times complied, and immediately after the Reorganization will comply, with the diversification requirements of section 817(h) and the Regulations thereunder;

(j) Assuming the truthfulness and correctness of the Fund’s representation and warranty in paragraph 3.1(p), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another corporation or statutory or business trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(l) Immediately after the Effective Time, the Acquiring Portfolio will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m) The information to be furnished by the Fund for use in no-action letters, applications for orders, registration statements, proxy or information statement materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) The Articles permit the Fund to vary its shareholders’ investment; the Fund will not have a fixed pool of assets; and each series thereof (including the Acquiring Portfolio) will be a managed portfolio of securities, and the Adviser (directly or through a subadviser) has the authority to buy and sell securities for the Acquiring Portfolio;

(o) To the best of the knowledge of the Acquiring Portfolio’s management, (i) there is no plan or intention by Acquired Portfolio shareholders to sell, exchange, redeem, or otherwise dispose of a number of Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio shareholders’ ownership of Acquired Portfolio Shares (or equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50 percent of the number of Acquired Portfolio Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Acquired Portfolio Shares to sell, exchange, redeem, or otherwise dispose of any Acquired Portfolio Shares (or Acquiring Portfolio Shares received in the Reorganization), in connection with the Reorganization;

(p) There is no plan or intention for the Acquiring Portfolio or any person related (as defined in section 1.368-1(e)(4) of the Regulations) to the Acquiring Portfolio to acquire or redeem any of the Acquiring Portfolio Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by the Acquiring Portfolio in the ordinary course of its business as an open-end investment company pursuant to section 22(e) of the 1940 Act; and

(q) There is no intercorporate indebtedness existing between the Acquiring Portfolio and the Acquired Portfolio that was issued, acquired, or will be settled at a discount.

3.3 The Fund, on behalf of the Acquired Portfolio and on behalf of the Acquiring Portfolio, respectively, hereby further represents, warrants and covenants as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Portfolio’s behalf, except for (1) the Fund’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a combined prospectus and information statement (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be equal to the fair market value of its Acquired Portfolio Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the

Acquired Portfolio Shares that Shareholder holds; none of the Acquiring Portfolio Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f) No expenses incurred by the Acquired Portfolio or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Portfolio, the Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to the Acquired Portfolio or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 The Fund covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 The Fund covenants to prepare the N-14 in compliance with applicable federal and state securities laws and to cause the N-14 to be filed with the Commission and to become effective under the 1933 Act before the Closing.

4.3 The Fund covenants that it will, from time to time, as and when requested, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the Fund, on the Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Fund, on the Acquired Portfolio’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Portfolio’s operations after the Effective Time.

4.5 Subject to this Agreement, the Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

4.6 The parties acknowledge that the Board, at its meeting on August 27, 2026, approved the Subadviser Change as a matter separate from and not conditioned upon the Reorganization, and that the Subadviser Change is expected to become effective on or about December 18, 2026. The parties further acknowledge that any brokerage commissions and other portfolio transaction costs incurred by the Acquiring Portfolio in repositioning its portfolio holdings in connection with the Subadviser Change are attributable to the Subadviser Change, will be borne by the Acquiring Portfolio, and are not Reorganization Expenses.

5. CONDITIONS PRECEDENT

Each Portfolio’s obligations hereunder shall be subject to (a) performance by the other Portfolio of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Portfolio contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Portfolio;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Fund to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Fund’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Fund’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Portfolio’s Shareholders all of the Acquired Portfolio’s investment company taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward);

5.5 The Fund shall have received an opinion of Thompson Hine LLP, dated the Closing Date and addressed to the Fund on behalf of each Portfolio, in form and substance reasonably satisfactory to the Fund, as to the federal income tax consequences of the Reorganization described in the N-14 under the caption “Certain Federal Income Tax Considerations,” including that the Reorganization should qualify as a “reorganization” within the meaning of section 368(a) and that each Portfolio should be “a party to a reorganization” within the meaning of section 368(b). Such opinion shall be based on customary assumptions and on representations made by the Fund on behalf of each Portfolio in certificates delivered to Thompson Hine LLP;

5.6 At any time before the Closing, the Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Portfolio’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser shall bear the entirety of the total Reorganization Expenses, whether or not the Reorganization is consummated. The Reorganization Expenses include (1) costs associated with preparing and filing the N-14 and any prospectus or statement of additional information supplements relating to the Reorganization, and printing and distributing the N-14 to Shareholders and to owners of variable annuity contracts and variable life insurance policies having contract value allocated to the Acquired Portfolio, (2) legal, accounting and auditing fees, (3) transfer taxes for foreign securities, and (4) any and all incremental state securities law fees. The Reorganization Expenses do not include brokerage commissions, other portfolio transaction costs, or taxes incurred by either Portfolio in connection with the purchase or sale of portfolio securities, whether or not in anticipation of or in connection with the Reorganization, which shall be borne by the Portfolio incurring them. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

The Fund, on behalf of each Portfolio, and the Adviser have not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among them with respect to the Reorganization. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, except that the obligations of the Adviser under paragraph 6 and the acknowledgments in paragraph 4.6 shall survive.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing by resolution of the Board, on behalf of either Portfolio, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to that Portfolio, or by an officer of the Fund authorized by the Board to make such determination. Any such termination will be effective when made. The termination of this Agreement shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination, and shall not affect any other agreement and plan of reorganization and termination relating to any other series of the Fund.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund, on behalf of each Portfolio, and, to the extent an amendment affects paragraph 6, the Adviser; provided that no amendment shall be made following the mailing of the N-14 to Shareholders that would have a material adverse effect on the Shareholders’ interests without such further approval as counsel to the Fund determines to be required.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Fund, on the Acquiring Portfolio’s behalf, the Fund, on the Acquired Portfolio’s behalf, the Adviser, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Fund’s directors solely in their capacities as directors, and not individually, and that the Fund’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Portfolio (“Portfolio’s Property”) and not the Fund’s property attributable to and held for the benefit of any other series thereof. The Fund, in asserting any rights or claims under this Agreement on its or a Portfolio’s behalf, shall look only to the corresponding Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the Fund or to those directors, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts (including by electronic signature), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund, on behalf of each Portfolio, and by the Adviser. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., on behalf of the AVIP BlackRock Advantage Small Cap Growth Portfolio

By: ______________________________

Name: Thomas G. Mooney

Title: President

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., on behalf of the AVIP AB Small Cap Portfolio

By: ______________________________

Name: Thomas G. Mooney

Title: President

CONSTELLATION INVESTMENTS, INC., solely for purposes of paragraph 6

By: ______________________________

Name: Sachin Jain

Title:   Chief Investment Officer & President

EXHIBIT D

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Acquired Portfolio and each Acquiring Portfolio for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower.

The information for each of the fiscal years ended December 31, 2021 through December 31, 2025 has been derived from the Fund’s financial statements, which have been audited by [KPMG LLP], independent registered public accounting firm, and is an integral part of the Fund’s audited financial statements included in the Fund’s Form N-CSR for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission and incorporated by reference into the Statement of Additional Information relating to this Prospectus/Information Statement. The information for the six-month period ended June 30, 2026 is unaudited and has been derived from the Fund’s Form N-CSRS for the semi-annual period ended June 30, 2026. This information should be read in conjunction with those financial statements. Class II Shares of the AVIP BlackRock Advantage Large Cap Growth Portfolio and the AVIP S&P 500® Index Portfolio commenced operations on May 18, 2026; Class II Shares of the other Portfolios shown had not commenced operations as of June 30, 2026.

Financial Highlights of AuguStar Variable Insurance Products Fund, Inc.

For the Six-Month Period Ended June 30, 2026 (Unaudited) and the Five Years Ended December 31, 2025

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser			Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)		Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
AVIP Fidelity Institutional AM® Equity Growth Portfolio (Acquired Portfolio)
Class I Shares
Six-Month Period Ended June 30, 2026+	$17.25	(0.01)	1.49	1.48	(1.26)	$17.47	8.84%*	0.74%**	(0.16	)%**	0.74%**	$247.2	21	%*
Year Ended December 31, 2025	$18.26	(—)(a)	2.73	2.73	(3.74)	$17.25	15.35%	0.77%	(0.12)%		0.77%	$246.3	52%
Year Ended December 31, 2024(b)	$15.00	(0.05)	4.57	4.52	(1.26)	$18.26	30.68%	0.79%	(0.28)%		0.79%	$126.0	57%
Year Ended December 31, 2023(b)	$11.90	(—)(a)	4.50	4.50	(1.40)	$15.00	39.39%	0.86%	(0.08)%		0.86%	$116.3	98	%(c)
Year Ended December 31, 2022(b)	$364.30	0.20	(114.20)	(114.00)	(238.40)	$11.90	(33.92)%	0.85%	(0.19)%		0.85%	$44.1	51%

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser			Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)		Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
Year Ended December 31, 2021(b)	$351.30	(1.70)	70.70	69.00	(56.00)	$364.30	19.70%	0.78%	(0.33)%		0.78%	$142.2	31%

AVIP AB Relative Value Portfolio (Acquired Portfolio)
Class I Shares
Six-Month Period Ended June 30, 2026+	$12.38	0.07	1.62	1.69	(0.84)	$13.23	13.68%*	0.74%**	0.88	%**	0.74%**	$129.2	30%*
Year Ended December 31, 2025	$12.31	0.14	1.07	1.21	(1.14)	$12.38	10.11%	0.74%	1.06%		0.74%	$127.9	75%
Year Ended December 31, 2024	$11.09	0.18	1.23	1.41	(0.19)	$12.31	12.74%	0.73%	1.17%		0.73%	$120.7	52%
Year Ended December 31, 2023	$10.04	0.18	0.99	1.17	(0.12)	$11.09	11.71%	0.73%	1.62%		0.73%	$127.7	71%
Year Ended December 31, 2022	$10.52	0.12	(0.59)	(0.47)	(0.01)	$10.04	(4.50)%	0.74%	1.44%		0.74%	$125.7	81%
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	– (a)	0.52	0.52	–	$10.52	5.20%*	1.19%**	0.38	%**	1.19%**	$77.6	5%*

AVIP BlackRock Advantage Small Cap Growth Portfolio (Acquired Portfolio)
Class I Shares
Six-Month Period Ended June 30, 2026+	$26.94	(0.05)	6.09	6.04	(0.35)	$32.63	22.43%*	0.91%**	(0.27	)%**	0.91%**	$136.9	92%*
Year Ended December 31, 2025	$24.51	(0.09)	3.52	3.43	(1.00)	$26.94	14.14%	0.92%	(0.33)%		0.92%	$129.9	131%
Year Ended December 31, 2024	$22.24	(0.04)	2.33	2.29	(0.02)	$24.51	10.29%	0.87%	(0.15)%		0.87%	$133.1	49%
Year Ended December 31, 2023	$18.49	0.03	3.72	3.75	–	$22.24	20.28%	0.86%	0.12%		0.86%	$140.8	34%

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser			Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)		Expenses	Net assets, end of year or period (millions)		Portfolio turnover rate
Year Ended December 31, 2022	$37.99	0.01	(9.57)	(9.56)	(9.94)	$18.49	(26.12)%	0.86%	0.03%		0.86%	$135.0		49%
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%		0.85%	$196.2		87%

AVIP BlackRock Advantage Large Cap Growth Portfolio (Acquiring Portfolio)
Class I Shares
Six-Month Period Ended June 30, 2026+	$9.43	(—)(a)	0.73	0.73	(1.46)	$8.70	8.17%*	0.71%**	(0.07	)%**	0.71%**	$461.4		35%*
Year Ended December 31, 2025	$10.77	(—)(a)	2.18	2.18	(3.52)	$9.43	21.51%	0.71%	(0.04)%		0.71%	$464.8		65%
Year Ended December 31, 2024	$9.18	0.01	2.73	2.74	(1.15)	$10.77	31.07%	0.71%	0.04%		0.71%	$475.0		101%
Year Ended December 31, 2023	$6.57	0.02	2.65	2.67	(0.06)	$9.18	40.78%	0.71%	0.26%		0.71%	$474.7		97%
Year Ended December 31, 2022	$33.65	0.01	(9.13)	(9.12)	(17.96)	$6.57	(32.56)%	0.75%	0.49%		0.75%	$375.1		135%
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%		0.78%	$81.5		138%
Class II Shares
Period from May 18, 2026 (inception) to June 30, 2026+	$9.65	(0.07)	0.10	0.03	(1.46)	$8.22	0.74%*	8.71%**	(8.10	)%**	5,058.63%**	$—	(e)	35%*

AVIP S&P 500® Index Portfolio (Acquiring Portfolio)
Class I Shares
Six-Month Period Ended June 30, 2026+	$45.44	0.21	4.21	4.42	(6.18)	$43.68	9.99%*	0.38%**	0.84	%**	0.38%**	$1,196.9		2%*

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser			Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)		Expenses	Net assets, end of year or period (millions)		Portfolio turnover rate
Year Ended December 31, 2025	$44.56	0.47	7.03	7.50	(6.62)	$45.44	17.43%	0.38%	0.91%		0.38%	$1,184.9		4%
Year Ended December 31, 2024	$38.84	0.53	8.79	9.32	(3.60)	$44.56	24.57%	0.38%	1.02%		0.38%	$1,204.8		4%
Year Ended December 31, 2023	$32.61	0.48	7.76	8.24	(2.01)	$38.84	25.72%	0.38%	1.31%		0.38%	$1,185.7		12%
Year Ended December 31, 2022	$46.20	0.47	(8.86)	(8.39)	(5.20)	$32.61	(18.42)%	0.38%	1.27%		0.38%	$1,023.6		4%
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%		0.37%	$1,325.0		5%
Class II Shares
Period from May 18, 2026 (inception) to June 30, 2026+	$45.84	(0.28)	0.79	0.51	(6.18)	$40.17	1.38%*	8.42%**	(7.16	)%**	5,242.37%**	$—	(e)	2	%*

AVIP AB Small Cap Portfolio (Acquiring Portfolio)
Class I Shares
Six-Month Period Ended June 30, 2026+	$14.80	0.01	3.67	3.68	(0.30)	$18.18	24.88%*	0.82%**	0.09	%**	0.82%**	$314.6		55	%*
Year Ended December 31, 2025	$14.12	0.02	0.67	0.69	(0.01)	$14.80	4.89%	0.86%	0.13%		0.86%	$282.3		99%
Year Ended December 31, 2024	$12.46	0.04	1.68	1.72	(0.06)	$14.12	13.82%	0.88%	0.27%		0.88%	$113.5		100%
Year Ended December 31, 2023	$10.63	0.04	1.79	1.83	—	$12.46	17.22%	0.86%	0.31%		0.86%	$117.1		59%
Year Ended December 31, 2022	$42.63	0.01	(11.42)	(11.41)	(20.59)	$10.63	(28.73)%	0.85%	0.07%		0.85%	$113.7		58%
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%		0.85%	$169.3		136	%(d)

+	Unaudited
*	Not Annualized
**	Annualized
#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
(b)	Effective August 16, 2024, the Fund instituted a reverse share split, whereby shareholders of the Portfolio received one share for every ten shares previously held. Per share amounts for the periods have been adjusted to give effect to the reverse share split.
(c)	Effective July 29, 2023, the subadviser to the AVIP Fidelity Institutional AM® Equity Growth Portfolio changed from Janus Capital Management, LLC (now known as Janus Henderson Investors U.S. LLC) to FIAM LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2023 than for prior years.
(d)	Effective May 1, 2021, the subadviser to the AVIP AB Small Cap Portfolio changed from Janus Capital Management, LLC (now known as Janus Henderson Investors U.S. LLC) to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2021 than for prior years.
(e)	The end of period net asset values for Class II Shares for AVIP BlackRock Advantage Large Cap Growth Portfolio and AVIP S&P 500® Index Portfolio are $123 and $119.

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROSPECTUS/INFORMATION STATEMENT

Dated November 16, 2026

AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC.

One Financial Way

Montgomery, Ohio 45242

877.781.6392

Relating to the Reorganizations of

AVIP Fidelity Institutional AM® Equity Growth Portfolio into AVIP BlackRock Advantage Large Cap Growth Portfolio,

AVIP AB Relative Value Portfolio into AVIP S&P 500® Index Portfolio, and

AVIP BlackRock Advantage Small Cap Growth Portfolio into AVIP AB Small Cap Portfolio,

each a series of AuguStar Variable Insurance Products Fund, Inc.

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus. It should be read in conjunction with the Combined Prospectus/Information Statement dated November 16, 2026 (the “Prospectus/Information Statement”) relating to the proposed reorganizations (each, a “Reorganization”) of the following series of AuguStar Variable Insurance Products Fund, Inc., a Maryland corporation (the “Fund”):

	Acquired Portfolio	Acquiring Portfolio
Reorganization 1	AVIP Fidelity Institutional AM® Equity Growth Portfolio (“Acquired Portfolio 1”)	AVIP BlackRock Advantage Large Cap Growth Portfolio (“Acquiring Portfolio 1”)
Reorganization 2	AVIP AB Relative Value Portfolio (“Acquired Portfolio 2”)	AVIP S&P 500® Index Portfolio (“Acquiring Portfolio 2”)
Reorganization 3	AVIP BlackRock Advantage Small Cap Growth Portfolio (“Acquired Portfolio 3”)	AVIP AB Small Cap Portfolio (“Acquiring Portfolio 3”)

Each Reorganization involves the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for (i) Class I shares of the Acquiring Portfolio and (ii) the Acquiring Portfolio’s assumption of all of the Acquired Portfolio’s liabilities, followed by the distribution of those shares to the Acquired Portfolio’s shareholders in complete liquidation of the Acquired Portfolio and the termination of the Acquired Portfolio as a series of the Fund. The Acquiring Portfolio shares received by each Acquired Portfolio will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio’s shares outstanding immediately prior to the Reorganization. Each Reorganization will be effected pursuant to a separate Agreement and Plan of Reorganization and Termination (each, a “Plan”) and is expected to close on or about close of business December 18, 2026. The Acquired Portfolios and the Acquiring Portfolios are referred to collectively as the “Portfolios.” Capitalized terms used but not defined in this Reorganization SAI have the meanings given to them in the Prospectus/Information Statement.

A copy of the Prospectus/Information Statement may be obtained without charge by calling 877.781.6392 or by writing to the Fund at One Financial Way, Montgomery, Ohio 45242. The Prospectus/Information Statement is also available at www.augustarfund.com. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this Reorganization SAI, the Prospectus/Information Statement and the documents incorporated by reference into them.

This Reorganization SAI consists of this cover page, the information set forth under the captions listed in the Table of Contents below, and the following documents, each of which is incorporated by reference into this Reorganization SAI:

1.	the Statements of Additional Information of the Fund dated May 1, 2026, as supplemented (the “Fund SAI”), filed with the SEC on April 29, 2026 as part of Post-Effective Amendment No. 116 to the Fund’s Registration Statement on Form N-1A;

2.	the audited financial statements and financial highlights of each Portfolio for the fiscal year ended December 31, 2025, and the report of [KPMG LLP] thereon, contained in the Fund’s Annual Report to shareholders filed with the SEC on Form N-CSR on March 6, 2026; and

3.	the unaudited financial statements and financial highlights of each Portfolio for the six-month period ended June 30, 2026, contained in the Fund’s Semi-Annual Report to shareholders filed with the SEC on Form N-CSRS on September 4, 2026.

No other parts of the Fund’s Annual Report or Semi-Annual Report are incorporated by reference into this Reorganization SAI.

GENERAL INFORMATION

This Reorganization SAI relates to the Reorganizations described in the Prospectus/Information Statement. Further information about the Reorganizations, including the terms of the Plans, the factors considered by the Board of Directors of the Fund (the “Board”) in approving each Reorganization, the comparative fees and expenses of the Portfolios, and the federal income tax consequences of the Reorganizations, is included in the Prospectus/Information Statement. No vote of the shareholders of any Portfolio is required to approve any Reorganization, and the consummation of each Reorganization is not conditioned on the consummation of either of the other Reorganizations.

Each Acquiring Portfolio will be the accounting survivor and the performance survivor of its Reorganization. The portfolio resulting from each Reorganization is referred to as a “Combined Portfolio.” Separately from Reorganization 3, the Board has approved the appointment of FIAM LLC (“FIAM”) as subadviser to Acquiring Portfolio 3 and related changes to that Portfolio’s principal investment strategies, effective close of business December 18, 2026, whether or not

Reorganization 3 is consummated. See “Information Regarding the Appointment of FIAM LLC” in the Prospectus/Information Statement.

INVESTMENT RESTRICTIONS

Each Acquired Portfolio and each Acquiring Portfolio is a series of the Fund, and the fundamental investment restrictions of the Fund apply uniformly to all six Portfolios. Fundamental investment restrictions may not be changed with respect to a Portfolio without the approval of a majority of that Portfolio’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Because the fundamental investment restrictions of each Acquired Portfolio and the corresponding Acquiring Portfolio are identical, no Reorganization will result in a change to the fundamental investment restrictions applicable to an Acquired Portfolio’s shareholders. The fundamental investment restrictions are set forth below. Each Portfolio:

1.      Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

2.      Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio’s total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase transactions.

3.      Will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4.      Will not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of Portfolio securities or when selling its own shares.

5.      Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6.      Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning Portfolio securities.

7.      Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Each Combined Portfolio will be subject to the same fundamental investment restrictions.

Diversification Status

Effective August 26, 2026, following shareholder approval, Acquired Portfolio 1 and Acquiring Portfolio 1 are each classified as non-diversified investment companies under the 1940 Act. Acquired Portfolio 2 is classified as diversified. Acquiring Portfolio 2 is classified as diversified but may become non-diversified solely as a result of a change in the relative market capitalization or index weighting of one or more constituents in the S&P 500® Index, consistent with SEC staff guidance for index funds. Acquired Portfolio 3 and Acquiring Portfolio 3 are each classified as diversified. Because a Portfolio’s classification as diversified or non-diversified is a policy that may not be changed without shareholder approval under Section 13(a)(1) of the 1940 Act, the Board considered the diversification status of each Acquired Portfolio and Acquiring Portfolio in determining that no Reorganization requires a shareholder vote under Rule 17a-8 under the 1940 Act, and concluded that Acquiring Portfolio 2’s reserved right to operate as non-diversified is not a material difference in fundamental policy from Acquired Portfolio 2 for purposes of that rule. See “Information About the Reorganizations — No Shareholder Vote Is Required” in the Prospectus/Information Statement.

Non-Fundamental Investment Policies

Each Acquiring Portfolio has adopted the following non-fundamental investment policy, which may be changed by the Board without shareholder approval upon at least 60 days’ prior written notice to shareholders: Acquiring Portfolio 1 invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of large capitalization companies (those with market capitalizations at the time of investment within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous 12 months); Acquiring Portfolio 2 invests more than 80% of its net assets (plus borrowings for investment purposes, if any) in the common stocks and other securities of companies included in the S&P 500® Index; and Acquiring Portfolio 3 invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of small capitalization companies, as that policy will be restated upon the appointment of FIAM. The investment objectives of the Portfolios are non-fundamental and may be changed by the Board without shareholder approval.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Additional information about each Acquiring Portfolio and each Acquired Portfolio, including the Fund’s history and organization; the Portfolios’ investment strategies, policies and risks; the Fund’s directors and officers; the investment adviser and subadvisers; portfolio managers; portfolio transactions and brokerage; the purchase, redemption and pricing of shares; taxation; the Fund’s principal underwriter and other service providers; and control persons and principal shareholders, is contained in the Fund SAI, which is incorporated by reference into this Reorganization SAI. Information about Acquiring Portfolio 3 following the appointment of FIAM as its subadviser is contained in the Prospectus/Information Statement under “Information Regarding the Appointment of FIAM LLC.”

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of each Portfolio for the fiscal year ended December 31, 2025, and the report of [KPMG LLP], the Fund’s independent registered public accounting firm, thereon, are incorporated by reference into this Reorganization SAI from the Fund’s Annual Financial Statements and Additional Information on Form N-CSR. The unaudited financial statements and financial highlights of each Portfolio for the six-month period ended June 30, 2026 are incorporated by reference from the Fund’s Semi-Annual Financial Statements and Additional Information on Form N-CSRS. The audited financial statements have been incorporated in reliance on the report of [KPMG LLP], given on the authority of that firm as experts in accounting and auditing. No other parts of the Annual Financial Statements and Additional Information or the Semi-Annual Financial Statements and Additional Information are incorporated by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d) of Regulation S-X requires the following supplemental financial information with respect to each Reorganization in lieu of pro forma financial statements.

Fees and Expenses

Tables showing the fees and expenses of each Acquired Portfolio and each Acquiring Portfolio, and the fees and expenses of each Combined Portfolio on a pro forma basis after giving effect to the applicable Reorganization, are included in the Prospectus/Information Statement under “Comparison of Investment Management Fees and Total Fund Operating Expenses” for each Reorganization and are incorporated herein by reference. The fee and expense information in those tables is based on expenses incurred during the 12-month period ended June 30, 2026, and the pro forma information assumes that the Reorganizations had occurred on June 30, 2026. As disclosed in those tables, the contractual advisory fee schedule of Acquiring Portfolio 1 will be amended, effective upon the closing of Reorganization 1, from 0.66% of average daily net assets on the first $500 million and 0.64% thereafter to 0.66% on the first $100 million, 0.65% on the next $400 million and 0.64% thereafter; the pro forma fee table for Combined Portfolio 1 reflects the amended schedule. No change to the contractual advisory fee schedule of Acquiring Portfolio 2 or Acquiring Portfolio 3 will result from the Reorganizations. The appointment of FIAM as subadviser to Acquiring Portfolio 3 does not change that Portfolio’s contractual advisory fee, because subadvisory fees are paid by Constellation Investments, Inc. (the “Adviser”) and not by the Portfolios, and is not expected to change the Portfolio’s other expenses materially.

Anticipated Changes in Portfolio Holdings

Rule 6-11(d)(1)(ii) of Regulation S-X requires, if a material change in the investment portfolio of the company being acquired will result from the transaction because of the investment restrictions of the registrant, a schedule of investments of the company being acquired modified to show the effects of the change. The following describes the anticipated disposition of each Acquired Portfolio’s holdings in connection with its Reorganization, based on holdings as of June 30, 2026. Actual dispositions will depend on market conditions and the composition of each Portfolio at the time of the Reorganization.

Reorganization 1. Acquiring Portfolio 1 invests at least 80% of its net assets in stocks of large capitalization companies, while Acquired Portfolio 1 may invest in companies of any market capitalization. BlackRock Investment Management, LLC, the subadviser to Acquiring Portfolio 1, has reviewed Acquired Portfolio 1’s holdings and expects to retain approximately 62% of those holdings (by value) and to sell the remaining approximately 38%, including holdings outside the capitalization range in which Acquiring Portfolio 1 invests.

Reorganization 2. Acquiring Portfolio 2 seeks to track the S&P 500® Index and holds the securities in the Index in approximately Index proportions. Geode Capital Management, LLC, the subadviser to Acquiring Portfolio 2, has reviewed Acquired Portfolio 2’s holdings and expects to retain approximately 84% of those holdings (by value) and to sell the remaining approximately 16%.

Reorganization 3. Acquired Portfolio 3 and Acquiring Portfolio 3 are each subject to a policy of investing at least 80% of net assets in equity securities of small capitalization companies, and the anticipated changes in Acquired Portfolio 3’s holdings do not result from the investment restrictions of Acquiring Portfolio 3. Rather, both Acquired Portfolio 3’s holdings and Acquiring Portfolio 3’s existing holdings are expected to be substantially repositioned because FIAM will manage Combined Portfolio 3 under its Enhanced Small Cap Core strategy. Approximately 66% of Acquired Portfolio 3’s holdings (by value) and approximately 78% of Acquiring Portfolio 3’s existing holdings (by value) are expected to be sold in connection with the Reorganization and the transition to FIAM’s strategy. The repositioning of Acquiring Portfolio 3’s holdings is attributable to the subadviser change and would occur whether or not Reorganization 3 is consummated.

The direct costs of repositioning are borne by the Portfolio whose holdings are sold and are estimated to consist of custodial transaction charges of approximately $1,265 (Reorganization 1), $2,092 (Reorganization 2) and $5,008 (Reorganization 3), plus brokerage commissions, estimated on the basis of the Portfolios’ actual 2025 commission rates, of approximately $14,100, $2,800 and $135,000, respectively. The estimates for Reorganization 3 reflect the repositioning of both Acquired Portfolio 3’s and Acquiring Portfolio 3’s holdings. Brokerage commissions, spreads and market impact are borne within the price of portfolio transactions. The costs of the Reorganizations other than portfolio transaction costs, estimated at approximately $50,000 in the aggregate, will be borne by the Adviser whether or not the Reorganizations are consummated. See “Expenses of the Reorganizations and Portfolio Repositioning” in the Prospectus/Information Statement.

Accounting Policies and Accounting Survivor

Each Acquired Portfolio and each Acquiring Portfolio is a series of the Fund and follows the same significant accounting policies, including policies regarding the valuation of portfolio securities, security transactions and investment income, distributions to shareholders and compliance with Subchapter M of the Internal Revenue Code of 1986, as amended, as described in the notes to the financial statements incorporated by reference into this Reorganization SAI. There are no material differences in accounting policies between any Acquired Portfolio and the corresponding Acquiring Portfolio. In each Reorganization, the Acquiring Portfolio will be the accounting survivor, and the historical cost basis of the investments received from the Acquired Portfolio will be carried forward to the Acquiring Portfolio for financial reporting purposes to align the reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. No significant changes to any existing contracts of the Acquiring Portfolios are expected as a result of the Reorganizations, other than the amendment to the advisory fee schedule of Acquiring Portfolio 1 described above. The subadvisory agreement with FIAM with respect to Acquiring Portfolio 3 will take effect whether or not Reorganization 3 is consummated.

Pro Forma Financial Statements

Pro forma financial statements are not included in this Reorganization SAI. Under Rule 6-11 of Regulation S-X, a registered investment company filing a registration statement on Form N-14 that provides the supplemental financial information described above is not required to include pro forma financial statements, and the Fund has elected to provide that information in lieu of pro forma financial statements.

ADDITIONAL INFORMATION RELATING TO THE ACQUIRING PORTFOLIOS AND THE COMBINED PORTFOLIOS

Subadvisory Arrangements

The Adviser has entered into subadvisory agreements with respect to each Acquiring Portfolio, under which the Adviser (and not the Portfolio) pays the subadviser’s fee. Following the Reorganizations, each Combined Portfolio will be subadvised as follows:

Combined Portfolio	Subadviser	Subadviser of the Acquiring Portfolio Since
Combined Portfolio 1	BlackRock Investment Management, LLC	February 1, 2019
Combined Portfolio 2	Geode Capital Management, LLC	May 1, 2016
Combined Portfolio 3	FIAM LLC	Close of business December 18, 2026 (AllianceBernstein L.P. since May 1, 2021 until close of business December 18, 2026)

Portfolio Managers, Other Accounts, Compensation and Ownership of Securities

The following information is provided with respect to the portfolio managers who will be responsible for the day-to-day management of each Combined Portfolio. Information for the portfolio managers of Combined Portfolio 1 (BlackRock) and Combined Portfolio 2 (Geode) is as of December 31, 2025 and is incorporated by reference from the Fund SAI. Information for the portfolio managers of Combined Portfolio 3 (FIAM) is as of June 30, 2025.

Other Accounts Managed. The table below shows, for each portfolio manager, the number of other accounts managed and the total assets in those accounts, by category, and the number and assets of accounts whose advisory fee is based on performance.

Subadviser / Portfolio Manager	Registered Investment Companies (number / assets)	Other Pooled Investment Vehicles (number / assets)	Other Accounts (number / assets)	Accounts with Performance-Based Fees (number / assets)
BlackRock — Raffaele Savi	36 / $44.60 billion	126 / $49.39 billion	19 / $36.98 billion	Pooled: 11 / $21.68 billion; other: 3 / $4.36 billion / $[__]
BlackRock — Travis Cooke, CFA	32 / $28.62 billion	126 / $27.33 billion	18 / $15.79 billion	Pooled: 4 / $7.53 billion; Other: 6 / $5.87 billion
Geode — Louis Bottari (Senior Portfolio Manager)	86 / $1,635,212 million	88 / $327,234 million	10 / $7,941 million	0 / $0
Geode — Peter Matthew (Senior Portfolio Manager)	86 / $1,635,212 million	88 / $327,234 million	11 / $8,220 million	0 / $0
Geode — Navid Sohrabi, CFA (Senior Portfolio Manager)	86 / $1,635,212 million	88 / $327,234 million	10 / $7,941 million	0 / $0
Geode — Robert Regan	86 / $1,635,212 million	88 / $327,234 million	11 / $8,220 million	0 / $0
Geode — Dan Glenn; Payal Gupta; Chris Toth, CFA; Josh Posner, CFA; Tom Siwik, CFA (Portfolio Managers)	86 / $1,635,212 million	88 / $327,234 million	10 / $7,941 million	0 / $0
Geode — John Cicci, CFA; James Love, CFA (Assistant Portfolio Managers)	86 / $1,635,212 million	88 / $327,234 million	10 / $7,941 million	0 / $0
FIAM — Anna Lester	18 / $24,986 million*	2 / $165 million	7 / $663 million	0 / $0
FIAM — George Liu	18 / $24,986 million*	2 / $165 million	7 / $663 million	0 / $0
FIAM — Sashi Naik	18 / $24,986 million*	2 / $165 million	7 / $663 million	0 / $0

*	Includes Fidelity Enhanced Small Cap ETF ($1,899 million).

Compensation

1.      BlackRock: BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

2.      Geode: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

3.      Fidelity: Portfolio manager base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the AVIP Fidelity Institutional AM® Equity Growth Portfolio is based on the lead account’s pre-tax investment performance measured against the Russell 1000® Growth Index, and the lead account’s pre-tax investment performance within the eVestment Alliance Large Cap Growth Equity.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR, FIAM’s ultimate parent company. FMR is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Ownership of Securities. Because shares of the Portfolios are offered only to separate accounts of AuguStar Life Insurance Company and National Security Life and Annuity Company and to other Portfolios of the Fund, none of the portfolio managers beneficially owned shares of any Acquiring Portfolio as of the dates indicated above.

Conflicts of Interest

1.      BlackRock: BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

2.      Geode: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed.

Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

3.      Fidelity: A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the Portfolio may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a portfolio or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple portfolios and accounts. In addition, a portfolio’s trade allocation policies and procedures may give rise to conflicts of interest if the portfolio’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of securities held by a portfolio. Securities selected for other portfolios or accounts may outperform the securities selected for the Portfolio. Portfolio managers may be permitted to invest in the portfolios they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain portfolios or accounts managed by FMR LLC (“FMR”) or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Part C

Other Information

Item 15. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant’s By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”). Reference is made to Article 11 of Registrant’s By-laws and Section 2-418 of the Maryland General Corporation Law.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant may maintain a standard directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Directors and officers, and could cover its adviser and its affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 16. Exhibits

Exhibits:

(1)(a)

Articles of Restatement of Registrant were filed as Exhibit (99)(1) of Registrant’s Form N-14 on September 18, 2020, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99161.htm

(1)(b)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(2) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928a2.htm

(1)(c)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(3) of Registrant’s Form N-1A, Post-Effective Amendment No. 105 on July 26, 2023, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928a3.htm

(1)(d)

Articles of Amendment of Registrant were filed as Exhibit 99(a)(4) of Registrant’s Form N-1A, Post-Effective Amendment No. 106 on April 25, 2024, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424007740/fp0087691-1_ex9928a4.htm

(1)(e)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(5) of Registrant’s Form N-1A, Post-Effective Amendment No. 106 on April 25, 2024, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424007740/fp0087691-1_ex9928a5.htm

(1)(f)

Articles of Amendment of Registrant were filed as Exhibit 99(a)(6) of Registrant’s Form N-1A, Post-Effective Amendment No. 108 on September 13, 2024, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424017869/fp0090141-1_ex9928a6.htm

(1)(g)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(1) Registrant’s Form N-1A, Post-Effective Amendment No. 115 on December 5, 2025 and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834425021986/fp0096428-1_ex9928e1.htm

(2)(a)

By-laws of the Registrant were filed as Exhibit 99(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99b.htm

(2)(b)

Amended and Restated By-laws of the Registrant were filed as Exhibit 99(b)(1) of Registrant’s Form N-1A, Post- Effective Amendment No. 84 on April 24, 2018, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99b1.htm

(3)	Not applicable.

(4)(a)	Form of Agreement and Plan of Reorganization and Termination relating to the reorganization of the AVIP Fidelity Institutional AM® Equity Growth Portfolio into the AVIP BlackRock Advantage Large Cap Growth Portfolio is included as Exhibit A to the Combined Prospectus/Information Statement contained in Part A of this Registration Statement and is incorporated by reference herein.

(4)(b)	Form of Agreement and Plan of Reorganization and Termination relating to the reorganization of the AVIP AB Relative Value Portfolio into the AVIP S&P 500® Index Portfolio is included as Exhibit B to the Combined Prospectus/Information Statement contained in Part A of this Registration Statement and is incorporated by reference herein.

(4)(c)	Form of Agreement and Plan of Reorganization and Termination relating to the reorganization of the AVIP BlackRock Advantage Small Cap Growth Portfolio into the AVIP AB Small Cap Portfolio is included as Exhibit C to the Combined Prospectus/Information Statement contained in Part A of this Registration Statement and is incorporated by reference herein.

(5)	Instruments defining the rights of holders of the securities being registered: see the Charter, as restated, amended and supplemented, and the By-laws of the Registrant incorporated by reference as Exhibits (1) and (2) above.

(6)(a)

Amended and Restated Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., as amended, was filed as Exhibit 99(d) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99d.htm

(6)(b)

Amendment to Investment Advisory Agreement to add the ON Model Portfolios was filed as Exhibit 99(d)(1) of the Registrant’s Form N-1A, Post-Effective Amendment No. 80, on March 1, 2017, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1.htm

(6)(c)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc. with respect to the ON Model Portfolios was filed as Exhibit 99(d)(1)(a) of the Registrant’s Form N-1A, Post-Effective Amendment No. 80, on March 1, 2017, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1a.htm

(6)(d)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(b) of Registrant’s Form N-1A, Post- Effective Amendment No. 82 on April 26, 2017, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312517138605/d320411dex99d1b.htm

(6)(e)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(c) of Registrant’s Form N-1A, Post-Effective Amendment No. 84 on April 24, 2018, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99d1c.htm

(6)(f)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(d) of Registrant’s Form N-1A, Post- Effective Amendment No. 87 on April 25, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d1d.htm

(6)(g)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(e) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1e.htm

(6)(h)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(f) of Registrant’s Form N-1A, Post- Effective Amendment No. 89 on September 13, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1f.htm

(6)(i)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(g) of Registrant’s Form N-1A, Post- Effective Amendment No. 90 on November 22, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d1g.htm

(6)(j)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(h) of Registrant’s Form N-1A, Post-Effective Amendment No. 93 on February 14, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520037004/d888074dex99d1h.htm

(6)(k)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(i) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d1i.htm

(6)(l)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit (99)(6)(l) of Registrant’s Form N-14 on September 18, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99166l.htm

(6)(m)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(k) of Registrant’s Form N-1A Post- Effective Amendment No. 98 on April 27, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/0000315754/000139834421008588/fp0063934_ex9928d1k.htm

(6)(n)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON iShares Managed Risk Balanced Portfolio was filed as Exhibit 99(d)(1)(l) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1l.htm

(6)(o)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON Janus Henderson U.S. Low Volatility Portfolio and the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(1)(m) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1m.htm

(6)(p)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(n) of Registrant’s Form N-1A, Post- Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1n.htm

(6)(q)

Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., was filed as Exhibit 99(d)(1)(o) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d1o.htm

(6)(r)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON Risk Managed Balanced Portfolio was filed as Exhibit 99(d)(1)(p) of Registrant’s Form N-1A, Post- Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1p.htm

(6)(s)

Amendment to Investment Advisory Agreement with respect to the ON U.S. Low Volatility Portfolio was filed as Exhibit 99(d)(1)(q) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1q.htm

(6)(t)

Amendment to Investment Advisory Agreement with respect to the ON iShares Managed Risk Balanced Portfolio, the ON iShares Managed Risk Moderate Growth Portfolio and the ON iShares Managed Risk Growth Portfolio was filed as Exhibit 99(d)(1)(s) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1s.htm

(6)(u)

Amendment to Investment Advisory Agreement with respect to the ON Fidelity Institutional AM® Equity Growth Portfolio (formerly, the ON Janus Henderson Forty Portfolio) was filed as Exhibit 99(d)(1)(u) of Registrant’s Form N-1A Post-Effective Amendment No. 105 on July 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928d1u.htm

(6)(v)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated High Income Bond Portfolio was filed as Exhibit 99(d)(2)(c) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d2c.htm

(6)(w)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON Nasdaq -100® Index Portfolio was filed as Exhibit 99(d)(3)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d3a.htm

(6)(x)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P 500® Index Portfolio was filed as Exhibit 99(d)(4)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d4b.htm

(6)(y)

Amended and Restated Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P MidCap 400® Index Portfolio was filed as Exhibit 99(d)(5)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d5a.htm

(6)(z)

Sub-Advisory Agreement between Ohio National Investments, Inc. and FIAM LLC as to the ON Fidelity Institutional AM® Equity Growth Portfolio (formerly, the ON Janus Henderson Forty Portfolio) was filed as Exhibit 99(d)(6) of Registrant’s Post-Effective Amendment No. 105 on July 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928d6.htm

(6)(aa)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Balanced Allocation Portfolio was filed as Exhibit 99(d)(7)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d7b.htm

(6)(bb)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Core Portfolio was filed as Exhibit 99(d)(8)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d8b.htm

(6)(cc)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Growth Portfolio was filed as Exhibit 99(d)(9)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d9b.htm

(6)(dd)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Small Cap Growth Portfolio was filed as Exhibit 99(d)(10)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d10b.htm

(6)(ee)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage International Equity Portfolio was filed as Exhibit 99(d)(11)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d11a.htm

(6)(ff)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Value Portfolio was filed as Exhibit 99(d)(12)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d12a.htm

(6)(gg)

Sub-Advisory Agreement between Ohio National Investments, Inc and Intech Investment Management LLC as to the ON U.S. Low Volatility Portfolio was filed as Exhibit 99(d)(17)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d17.htm

(6)(hh)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(18)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d18a.htm

(6)(ii)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Mid Cap Core Portfolio was filed as Exhibit 99(d)(19)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d19a.htm

(6)(jj)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Small Cap Portfolio was filed as Exhibit 99(d)(20)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d20a.htm

(6)(kk)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Relative Value Portfolio was filed as Exhibit 99(d)(21)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d21a.htm

(6)(ll)	Amendment to Investment Advisory Agreement between the Registrant and Constellation Investments, Inc. with respect to the AVIP BlackRock Advantage Large Cap Growth Portfolio (amended advisory fee schedule effective upon the closing of Reorganization 1) — to be filed by amendment.

(6)(mm)	Subadvisory Agreement between Constellation Investments, Inc. and FIAM LLC as to the AVIP Fidelity Enhanced Institutional AM Small Cap Core Portfolio (f/k/a AVIP AB Small Cap Portfolio), effective [December 18], 2026 — to be filed with the Registrant’s next post-effective amendment to its Registration Statement on Form N-1A

(7)

Distribution and Shareholder Servicing Agreement by and between the Registrant and AuguStar Distributors, Inc. was filed as Exhibit 99(e)(1) Registrant’s Form N-1A, Post-Effective Amendment No. 115 on December 5, 2025, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834425021986/fp0096428-1_ex9928e1.htm

(8)	Not applicable.

(9)(a)

Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(1) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99g1.htm

(9)(b)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(2) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99g2.htm

(9)(c)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(3) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928g3.htm

(9)(d)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(4) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928g4.htm

(10)(a)

Registrant's Rule 12b-1 Distribution and Shareholder Services Plan was filed as Exhibit 99(m) of Registrant’s Form N-1A, Post-Effective Amendment No. 113 on September 9, 2025, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834425017907/fp0095332-1_ex9928m.htm

(10)(b)

Registrant's Rule 18f-3 Multiple Class Plan was filed as Exhibit 99(n) of Registrant’s Form N-1A, Post-Effective Amendment No. 113 on September 9, 2025, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834425017907/fp0095332-1_ex9928n.htm

(11)	Opinion and Consent of Thompson Hine LLP as to the legality of the shares being registered — to be filed by amendment.

(12)	Form of Opinion and Consent of Thompson Hine LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement — to be filed by amendment. The executed opinion will be filed by post-effective amendment pursuant to the undertaking in Item 17(3).

(13)(a)

Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 31, on March 1, 1996, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/0000950152-96-000762.txt

(13)(b)	Services Agreement for the ON BlackRock Advantage International Equity Portfolio between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant’s Form N-1A, Post-Effective Amendment No. 23, on October 29, 1993, and is incorporated by reference herein. (No link available.)

(13)(c)

Administrative Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(15) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h15.htm

(13)(d)

Class Action Services Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(16) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h16.htm

(13)(e)

First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(17) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h17.htm

(13)(f)

Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(18) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h18.htm

(13)(g)

Third Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(19) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h19.htm

(13)(h)

Fourth Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(20) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h20.htm

(13)(i)

Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(21) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h21.htm

(13)(j)

Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(22) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h22.htm

(13)(k)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust was filed as Exhibit 99(h)(23) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h23.htm

(13)(l)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and DFA Investment Dimensions Group Inc. was filed as Exhibit 99(h)(24) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h24.htm

(13)(m)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Fidelity Advisor Series VII was filed as Exhibit 99(h)(25) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h25.htm

(13)(n)

Fund of Funds Investment Agreement between Registrant and PIMCO Funds was filed as Exhibit 99(h)(26) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h26.htm

(13)(o)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard World Fund was filed as Exhibit 99(h)(27) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h27.htm

(13)(p)

Amendment No. 1 to Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard Funds was filed as Exhibit 99(h)(27)(i) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h27i.htm

(13)(q)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Invesco QQQ Trust, Series 1 was filed as Exhibit 99(h)(29) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h29.htm

(13)(r)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust was filed as Exhibit 99(h)(30) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h30.htm

(13)(s)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and SPDR S&P 500 ETF and SPDR Dow Jones Industrial Average ETF Trust was filed as Exhibit 99(h)(31) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h31.htm

(14)	Consent of Independent Registered Public Accounting Firm — to be filed by amendment.

(15)(a)

Annual Financial Statements and Additional Information of the Registrant for the fiscal year ended December 31, 2025 was filed on Form N-CSR (File No. 811-03015) on March 6, 2026 and is incorporated by reference herein.

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000315754/000119312526095550/8de795f079dc548.htm

(15)(b)	Semi-Annual Financial Statements and Additional Information of the Registrant for the fiscal period ended June 30, 2026 was filed on Form N-CSRS (File No. 811-03015) on [September 4], 2026 and is incorporated by reference herein.https://www.sec.gov/Archives/edgar/data/315754/000119312526383310/8df085f018891d9.htm

(16)

Powers of Attorney was filed as Exhibit (24) to Registrant’s Form N-1A, Post-Effective Amendment No. 107 on September 13, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424017869/fp0090141-1_ex992824.htm

(17)	None.

(18)	Not applicable. The Registrant relies on Section 24(f) of the 1940 Act and pays registration fees on an annual net basis pursuant to Rule 24f-2 thereunder using Form 24F-2.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganizations as an amendment to this Registration Statement within a reasonable time after receipt of such opinion. The Registrant represents that the tax-free nature of each reorganization is a non-waivable condition of that reorganization.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montgomery and the State of Ohio on this 19th day of October, 2026.

AuguStar Variable Insurance Products Fund, Inc.

By:	/s/ Zachary M. Pasker
Zachary M. Pasker, Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on October 19, 2026:

Signature	Title	Date

/s/ Thomas G. Mooney	President (Principal Executive Officer)	October 19, 2026
Thomas G. Mooney

/s/ Matthew J. Donlan	Treasurer (Principal Financial and Accounting Officer)	October 19, 2026
Matthew J. Donlan

*Christopher A. Carlson	Director	October 19, 2026
Christopher A. Carlson

*Geoffrey Keenan	Director	October 19, 2026
Geoffrey Keenan

*Madeleine W. Ludlow	Director	October 19, 2026
Madeleine W. Ludlow

*Lawrence L. Grypp	Director	October 19, 2026
Lawrence L. Grypp

*Julia W. Poston	Director	October 19, 2026
Julia W. Poston

*By:	/s/ Thomas G. Mooney

Thomas G. Mooney, Attorney in fact pursuant to Powers of Attorney